Exhibit 10.2

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Contract No. 46 00001018

CONTRACT

BETWEEN

PACIFICORP

AND

COMVERGE TECHNOLOGIES, INC.

FOR

UTAH AIR CONDITIONING LOAD CONTROL SERVICES

Contract No. 46 00001018

24.	CHANGES	9
25.	WORKERS’ COMPENSATION	10
26.	INSURANCE	10
27.	INDEMNIFICATION	11
28.	CLAIM NOTICE AND RESOLUTION PROCEDURE	12
29.	CREDIT REQUIREMENT	12
30.	SECURITY REQUIREMENTS	12
31.	TERMINATION FOR CONVENIENCE	13
32.	DEFAULT AND REMEDIES	13
33.	DELAYS	17
34.	OWNERSHIP OF SOFTWARE	17
35.	PATENT AND COPYRIGHT INDEMNITY	17
36.	CONFIDENTIAL INFORMATION/NONDISCLOSURE	18
37.	LAWS AND REGULATIONS	18
38.	EXCLUSIVITITY	19
39.	INDEPENDENT CONTRACTOR	19
40.	ASSIGNMENT	20
41.	SUBCONTRACTS	20
42.	AUTHORITY	20
43.	DESIGNATED REPRESENTATIVE AND NOTICE DESIGNATED	20
44.	NONWAIVER	21
45.	SEVERABILITY	21
46.	APPLICABLE LAW AND VENUE	21
47.	ENTIRE AGREEMENT/DOCUMENTS INCORPORATED BY REFERENCE	21
48.	EXECUTION AND EFFECTIVE DATE	21

2

Contract No. 46 00001018

CONTRACT

BETWEEN

PACIFICORP

AND

COMVERGE TECHNOLOGIES, INC.

FOR

UTAH AIR CONDITIONING LOAD CONTROL SERVICES

PARTIES

The Parties to this Contract (the “Contract”) are PACIFICORP whose corporate headquarters address is 825 NE Multnomah Street, Portland, Oregon 97232, (hereinafter “Company”) and COMVERGE TECHNOLOGIES, INC. (hereinafter “Contractor”) whose corporate headquarters address is 23 Vreeland Road, Suite 160, Florham Park, New Jersey 07932.

DEFINITIONS

“Company” shall mean PacifiCorp. “Contractor” shall mean Comverge Technologies, Inc. “Customer” shall mean any PacifiCorp customer that shall receive the services provided by Contractor under this Agreement.

ARTICLE 1. DESCRIPTION OF WORK.

Contractor shall provide Utah Air Conditioning Load Control Services in strict accordance with Exhibit A, “Work Scope,” attached hereto and by this reference incorporated herein. Should any conflict arise between the Contract Exhibits, then the order of precedence shall be: 1) this Contract, 2) Exhibit A, “Work Scope” including Attachment B, “A/C-DLC Schedule of Recursive Annual Processes & Deliverables”, 3) Exhibit B, “Price Schedule”, 4) Exhibit C, “Technology Escrow Agreement”, 5) Exhibit D, “Software License Agreement”, and then 6) Attachment A, “PacifiCorp Proforma Model”.

Except as otherwise provided in this Contract, Contractor shall furnish all supervision, labor, equipment, and materials, and shall obtain all licenses and permits required for the performance of such work. Contractor shall also be solely responsible for the means, methods, and procedures of performing the work.

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ARTICLE 2. PERIOD OF PERFORMANCE.

Time is of the essence. Contractor shall commence performance upon approval of a program enabling tariff with terms reasonably satisfactory to Company by the Public Service Commission of Utah and shall continue performance until the tenth year anniversary date of the program enabling tariff approval, with optional one (1) year extensions as may be agreed to in writing between the parties.

ARTICLE 3. REGULATORY AND LEGISLATIVE ACTION

Contract is contingent upon the following regulatory and legislative action:

3.1	Approval of tariff by the Public Service Commission of Utah as filed or in a form satisfactory to Company.

3.2	Legislative and or regulatory action prohibiting program existence described in the Work Scope or impacting Company’s ability to obtain program cost recovery will result in termination of this Contract under the terms of termination during the ’Installation Phase’ as defined in Section 31, TERMINATION FOR CONVENIENCE. .

ARTICLE 4. SUBCONTRACTOR AND FINANCING AGREEMENTS

Contractor’s ability to meet certain financial requirements is critically important. Therefore,

4.1	By April 7, 2003, Contractor shall provide satisfactory documentation to Company that the Series A Preferred Financing has been completed for an amount not less that ten million dollars ($10,000,000) and terms and conditions of financing are not dependent on performance under this Contract.

4.2	By April 7, 2003, Contractor shall provide satisfactory documentation to Company that the Silicon Valley Bank debt financing discussed with Company during March 2003 is completed.

4.3	By April 7, 2003, Contractor shall provide satisfactory documentation to Company that the Laurus Group and Bank Leumi are paid in full and loan obligations terminated with no further obligation to Contractor.

4.4	By April 15, 2003, Contractor shall provide satisfactory documentation to Company of Subcontractor Agreements for any of the services described in

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Exhibit A, “Work Scope” allowing Company rights of assignment and full “step in rights” satisfactory to Company at the same commercial terms and conditions as Contractor.

4.5	By April 15, 2003, Contractor shall provide satisfactory documentation to Company that all of the Venture Capital Companies have reviewed and approved the attached Attachment A, “PacifiCorp Proforma Model”, and that no additional conditions exist where funding would be withdrawn based on Contractor’s performance of these services.

4.6	By April 15, 2003, Contractor shall provide Company a Letter of Credit from Silicon Valley Bank, the terms of which shall be satisfactory to Company and subject to Company’s approval, in the amount of $150,000 for the first six month’s security as described in Article 30, SECURITY REQUIREMENTS.

4.7	By April 30, 2003, Company and Contractor shall complete Exhibit C, “Technology Escrow Agreement”.

4.8	By April 15, 2003, Company and Contractor shall by mutual agreement complete the final written version of Section II, Measurement & Valuation, of Exhibit A, “Work Scope”.

4.9	By March 28, 2003, Company and Contractor shall by mutual agreement complete the final written version of Exhibit B, Price Schedule, incorporating the Capacity Charge payment schedule in the Draft Exhibit B, Price Schedule and the pricing methodology and processes as mutually agreed on March 26, 2003.

ARTICLE 5. CONSIDERATION AND PAYMENT.

As full consideration for the satisfactory performance of Contractor’s obligations under this Contract, Company will pay Contractor the consideration specified in Exhibit A, “_Work Scope”, and Exhibit B, “Price Schedule” attached hereto and by this reference incorporated herein.

Contractor shall submit to Company a quarterly invoice in a form acceptable to Company for the value of the work performed during the preceding quarter. The undisputed invoice amounts will be paid by Company within thirty (30) days of Company’s receipt. Final payment, shall be paid upon receipt and approval of an invoice after completion of the work by Contractor and acceptance thereof by Company.

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Payment shall be contingent upon Contractor’s satisfactory compliance with all provisions of this Contract. Payments made by Company shall not be deemed acceptance of Contractor’s work. All invoices submitted for work performed under this Contract shall include the Contract Number, shall contain supporting documents as required by Company, and shall be submitted to:

PacifiCorp

Attn: Bill Marek

1457 West North Temple, Suite 270

Salt Lake City, Utah 84116

INVOICES WHICH DO NOT CONTAIN THE ABOVE INFORMATION, OR ARE NOT ADDRESSED AS ABOVE, MAY CAUSE PAYMENT DELAY.

Company may offset any payment due Contractor, its subsidiaries or affiliates to reflect amounts owing from Contractor, its subsidiaries or affiliates to Company pursuant to this Contract, amounts Company has paid directly to subcontractors on behalf of Contractor for work relating to this contract, customer incentive payments accrued for Company’s customers pursuant to the work performed pursuant to this Contract or any other agreement between the Parties or otherwise.

ARTICLE 6. TAXES.

The consideration as stated in ARTICLE 5. CONSIDERATION AND PAYMENT, includes all taxes to be borne by Company arising out of Contractor’s performance hereunder, including without limitation sales, use, and value-added taxes. State and local sales and use taxes shall be stated separately and shown on all invoices as a separate line item. Upon request of Company, Contractor shall promptly provide to Company evidence of payment of all state and local sales, use and value-added taxes.

ARTICLE 7. ACCOUNTING AND AUDITING.

Contractor shall keep accurate and complete accounting records in support of all cost billings and claims to Company in accordance with generally recognized accounting principles and practices. Company, or its audit representatives, shall have the right at any reasonable time or times to examine, audit and copy the records, vouchers and their source documents which serve as the basis for compensation other than pricing elements which are fixed in amount by this Contract. Such documents shall be available for examination, audit and copying for three (3) years after the completion or termination of this Contract.

Contractor shall assist Company with preparing necessary audit material and will allow Company to review any work papers prepared by independent auditors as allowed by professional standards.

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Audit findings by Company’s representative will be considered to be final and conclusive on Contractor for the period audited. Any overcollections shall be returned to Company within thirty (30) days from date of notice of overcharge and any underpayments will be paid to Contractor by Company within thirty (30) days of discovery of such underpayments.

ARTICLE 8. WITHHOLDING PAYMENTS

Company may, without limiting any other rights or remedies Company may have, withhold from payments sufficient amounts which, in the opinion of Company, reflect the reasonable cost to repair or replace unsatisfactory work or the value of any claim against Company which Contractor (after having received 5 business days notice from Company to cure) has failed to cure or settle pursuant to its obligations contained herein. Company may also retain from payment sufficient funds to discharge any delinquent accounts of Contractor for which liens on Company’s property have been or can be filed, and Company may at any time pay therefrom for Contractor’s account such amounts as are, in the opinion of Company, due thereon, including any sums due under any federal or state law. Company shall notify Contractor in writing in advance prior to such withholdings of payments.

In addition to the right to offset payments pursuant to Section 4 of this Contract, Company may withhold from payments and pay amounts due subcontractors of Contractor that have not been fully paid within 30 days of the payment due date. Company may also withhold from payments amounts which, in the reasonable judgment of Company, are sufficient to discharge Company’s then current obligation to make payments to its customers pursuant to the Utah Air Conditioner Load Control program.

ARTICLE 9. ADDITIONAL DUTIES OF COMPANY.

Company shall use reasonable efforts to promote the use of the Program to customers of Company as contemplated in Exhibit A, “Work Scope”. Such efforts shall include (i) providing current customer information, including names, addresses, and telephone numbers of target customers in readily useable electronic format, and updating such information from time to time as reasonably requested by Contractor, (ii) responding within 10 business days to any request by Contractor for approval by Company of any script, letter of endorsement, joint letter, bill stuffer or other marketing aid or media reasonably requested by Contractor and contemplated in Exhibit A, “Work Scope”. In addition, Company shall provide its portion of M & V metering equipment and services as specified in Exhibit A, “Work Scope”.

ARTICLE 10. CONTRACTOR’S PERSONNEL/DRUGS, ALCOHOL AND FIREARMS.

Contractor shall employ in the performance of the work only persons qualified for the same.

Contract No. 46 00001018

Contractor shall at all times enforce strict discipline and good order among its employees and the employees of any subcontractor of any tier. Contractor shall not permit or allow the introduction or use of any firearms, illegal drugs or intoxicating liquor upon the work under this Contract, or upon any of the grounds occupied, controlled, or used by Contractor in the performance of the work. Contractor shall immediately remove from the work, whenever requested by Company, any person considered by Company to be incompetent, insubordinate, careless, disorderly, in violation of the above restriction on firearms, illegal drugs or intoxicating liquor, or under the influence of illegal drugs or intoxicating liquor, and such person shall not again be employed in the performance of the work herein without the consent of Company.

ARTICLE 11. LABOR.

Contractor shall be aware of, and familiar with, all collective bargaining agreements that do or may pertain to or affect the work under this Contract or other work at the job site. Contractor shall plan and conduct its operations so that its employees and subcontractors of any tier will work harmoniously with Company employees and other workers employed on the same or related projects to assure that there will be no delays, work stoppages, excessive labor costs, or other labor difficulties.

ARTICLE 12. INSPECTION AND TESTING.

All work will be subject to inspection and testing at any reasonable time or times by Company, which shall have the right to reject unsatisfactory work. Neither inspection nor testing of work nor the lack of same nor acceptance of the work by Company nor payment therefor shall relieve Contractor from any of its obligations under this Contract.

Any inspection and testing performed by Company shall not relieve Contractor of the responsibility for providing quality control measures to assure that the work strictly complies with the Contract requirements. Contractor shall cooperate with any inspection and testing performed by Company.

ARTICLE 13. SITE REGULATIONS.

Contractor, while performing work at the job site, shall make itself aware of and abide by the Company job site regulations, if any, including without limitation environmental protection, loss control, dust control, and security,

Contractor assumes full responsibility for all state and local jurisdictions for permit requirements, including all activities associated with permit filing including attempts to secure fee waivers. Company shall coordinate and shall work in concert with Contractor to secure such waviers. Company retains financial responsibility for payment of any such permitting fees. Contractor shall maintain a fully licensed and registered electrical contractor with the State of Utah throughout the term of the Contract

Contract No. 46 00001018

ARTICLE 14. SAFETY AND HEALTH/ACCIDENT AND DAMAGE PREVENTION.

Contractor shall be solely responsible for being aware of and initiating, maintaining and supervising compliance with all safety laws, regulations, precautions, and programs in connection with the performance of the Contract. Prior to start of any work required by this Contract, Contractor shall assure that each of its own employees, together with all employees of its subcontractors of any tier, are fully informed concerning all safety, health, and security regulations pertaining to their work.

Contractor shall conduct all operations under this Contract in such a manner as to avoid the risk of bodily harm to persons or risk of damage to any property. In the event Contractor fails to promptly correct any violation of safety or health regulations, Company may suspend all or any part of the work. Contractor shall not be entitled to any extension of time or reimbursement for costs caused by any such suspension order. Failure of Company to order discontinuance of any or all of Contractor’s operations shall not relieve Contractor of its responsibility for the safety of personnel and property.

Contractor shall maintain an accurate record of and shall promptly report to Company all cases of property damage in excess of $100 and of death, occupational diseases, or injury to employees or any other third parties and incident to performance of work under this Contract. Contractor shall promptly notify Company and provide a copy of any safety citation issued by any governmental entity.

ARTICLE 15. PROTECTION OF EXISTING FACILITIES.

Contractor shall protect Customer’s existing equipment and facilities, and avoid interference with Company and Customer’s operations. Except as set forth in Item 1 of Exhibit A “Work Scope”, Contractor shall not remove or alter any part of the Customer’s existing structures, landscaping, fences, equipment or facilities without the prior knowledge and consent of Company and/or Customer. Contractor’s obligations set forth above in this Section 15 are in addition to and not in lieu of obligations described in Article 20, Cleanup.

ARTICLE 16. EXAMINATION OF WORK AND PROGRESS REPORTS.

Contractor shall submit periodic progress reports as reasonably requested by Company. Company, its agent or representatives, may visit Contractor’s office at any reasonable time to determine status of ongoing activities required by this Contract.

Contract No. 46 00001018

Contractor shall provide progress reports as detailed in the following sections of Exhibit A ‘Work Scope’: Section II - Item 7, Section VI -Item 3, Section VII -Item 4, Section VIII -Item 4.

All work will be subject to examination at any reasonable time or times by Company, which shall have the right to reject unsatisfactory work. Neither examination of work nor the lack of same nor acceptance of the work by Company nor payment therefor shall relieve Contractor from any of its obligations under this Contract.

ARTICLE 17. PROGRESS MEETINGS.

Progress meetings will be held as deemed necessary by Company in its reasonable discretion. Progress meetings will be utilized to review the Contract schedule and to discuss any delays, unusual conditions, or critical items which have affected or could affect the progress of the work.

ARTICLE 18. SUPERINTENDENCE BY CONTRACTOR

Contractor shall have competent supervisory personnel satisfactory to Company and with authority to act for Contractor.

ARTICLE 19. PROFESSIONAL RESPONSIBILITY.

Contractor shall perform the work using the standards of care, skill and diligence normally provided by a professional in the performance of similar services, and shall comply with all codes and standards applicable to the work In the event of Contractor’s failure to do so, Contractor shall, upon notice by Company, promptly reperform the work and correct the defect at Contractor’s sole cost. Contractor’s obligation to correct and reperform its work shall be in addition to, and not in lieu of, any other right that Company may have

ARTICLE 20. CLEANUP.

Contractor shall keep the work area free from accumulation of waste materials or rubbish arising out of the work, and prior to completion of the work shall remove and properly dispose of any such rubbish from and about the work area as well as remove all tools, equipment and materials not property of Company or Customer’s. Upon completion of the work, Contractor shall leave the work area in a condition satisfactory to Company or Customer’s. In the event of Contractor’s failure within a reasonable time to comply with any of the foregoing, Company may, after written notice to Contractor of such failure, perform the cleanup and removal at the expense of Contractor.

ARTICLE 21. ALLOCATION

In the event of a partial failure of Contractor’s sources of supply, Contractor shall first meet all of Company’s requirements hereunder prior to any allocation among other customers.

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ARTICLE 22. WARRANTY

Contractor warrants that the Program installed equipment and other deliverables will be free of material defects in material and workmanship and that it will promptly repair or replace any defective aspect of the Program. Company shall supply equipment that is currently considered “state-of-the-art” in the load management industry in both features and technology. The equipment will include features such as individual addressability and Adaptive Algorithm. It also will include a cold load pick-up feature addressable over the air and a cold load delay (set at the factory) to Company requirements of four (4) seconds. The software provided will be capable of controlling all load control devises provided during the Program. The foregoing warranties are not intended as a limitation, but, are in addition to all other express warranties set forth in this Contract and such other warranties as are implied by law, custom, and usage of trade

ARTICLE 23. CORRECTION OF WORK.

Any time during the course of the work, Company may reject work which, in Company’s opinion, fails to conform to this Contract. Contractor, at its sole expense, shall 1) at Company’s option, promptly replace or re-execute the work to conform with the requirements of this Contract, and 2) remove from the job site all work and materials rejected by Company, whether incorporated in the work or not. To the extent the work of Contractor or others must be disturbed to allow such corrective action by Contractor, Contractor shall reimburse Company for all costs incurred by Company to restore anything disturbed to its previous condition.

If Contractor fails to promptly remedy rejected work, Company may, without limiting or waiving any other rights or remedies it may have, correct the work and remove and dispose of rejected materials at the expense of Contractor, and may deduct from amounts due Contractor any cost so incurred by Company.

If Contractor fails to promptly make or perform any repairs or replacement as required herein, Company may perform or cause to be performed the necessary work at Contractor’s expense. This correction obligation is in addition to and not in lieu of whatever other rights or remedies Company may have.

Contractor’s obligations set forth above in this Section 23 are in addition to and not in lieu of whatever. other rights and remedies Company may have.

ARTICLE 24. CHANGES.

Company may at any time in writing require changes and/or additions within the general scope of this Contract or any amendment hereto, direct the omission of or variation in work, or alter the schedule. If such direction results in a material change in the amount or character of the work, an equitable adjustment in the Contract price and other such provisions of this Contract as may be

Contract No. 46 00001018

affected shall be made and this Contract shall be modified in writing accordingly. Any claim by Contractor for an adjustment under this Article shall be processed in accordance with the provisions of Article 28 CLAIM NOTICE AND RESOLUTION PROCEDURE.

No change shall be binding upon Company until a Change Order is executed by an authorized representative of Company which EXPRESSLY STATES THAT IT CONSTITUTES A CHANGE ORDER TO THIS CONTRACT. THE ISSUANCE OF INFORMATION, ADVICE, APPROVALS, OR INSTRUCTIONS BY ANYONE OTHER THAN THE AUTHORIZED REPRESENTATIVE SHALL NOT CONSTITUTE AN AUTHORIZED CHANGE PURSUANT TO THIS ARTICLE.

ARTICLE 25. WORKERS’ COMPENSATION.

Contractor shall comply with all applicable Workers’ Compensation Acts and shall furnish proof thereof satisfactory to Company prior to commencing work.

ARTICLE 26. INSURANCE.

Without limiting any liabilities or any other obligations of Contractor, Contractor shall, prior to commencing work, secure and continuously carry with insurers acceptable to Company the following insurance coverage:

Commercial General Liability insurance with a minimum single limit of $5,000,000 to protect against and from all loss by reason of injury to persons or damage to property, including Contractor employees and all third persons, and property of Company and all third parties based upon and arising out of Contractor’s operations hereunder, including the operations of its subcontractors of any tier. The coverage shall include Contractual Liability.

Business Automobile Liability insurance with a minimum single limit of $1,000,000 for bodily injury and property damage with respect to Contractor’s vehicles whether owned, hired or non-owned, assigned to or used in the performance of the work.

The policies required herein shall include provisions or endorsements naming Company, its directors, officers and employees as additional insureds.

All policies required by this Contract shall include provisions that such insurance is primary insurance with respect to the interests of Company and that any other insurance maintained by Company is excess and not contributory insurance with the insurance required hereunder, and provisions that such policies shall not be canceled or their limits of liability reduced without 1) ten (10) days prior written notice to Company if canceled for nonpayment of premium, or 2)

Contract No. 46 00001018

thirty (30) days prior written notice to Company if canceled for any other reason. A certificate in a form satisfactory to Company certifying to the issuance of such insurance, shall be furnished to Company. Commercial general liability coverage written on a “claims-made” basis, if any, shall be specifically identified on the certificate. If requested by Company, a copy of each insurance policy, certified as a true copy by an authorized representative of the issuing insurance company, shall be furnished to Company.

Insurance coverage provided on a “claims-made” basis shall be maintained by Contractor for a minimum period of five (5) years after the completion of this Contract and for such other length of time necessary to cover liabilities arising out of the work.

It is understood that the cost of insurance provided by Contractor hereunder is reflected in the consideration paid to Contractor under this Contract and Company in reliance thereon, will not otherwise secure insurance for the protection of indemnitor as may otherwise be required by statute to render enforceable Contractor’s indemnity herein.

ARTICLE 27. INDEMNIFICATION.

Contractor specifically and expressly agrees to indemnify, defend, and hold harmless Company and its directors, officers, employees and agents (hereinafter collectively “Indemnitees”) against and from any and all claims, demands, suits, losses, costs and damages of every kind and description, including attorneys’ fees and/or litigation expenses, brought or made against or incurred by any of the Indemnitees resulting from, arising out of, or in any way connected with any act, omission, fault or negligence of Contractor, its employees, agents, representatives or subcontractors of any tier, their employees, agents or representatives in the performance or nonperformance of Contractor’s obligations under this Contract or in any way related to this Contract. The indemnity obligations under this Article shall include without limitation:

a.	Loss of or damage to any property of Company, Contractor or any third party;

b.	Bodily or personal injury to, or death of any person(s), including without limitation employees of Company, or of Contractor or its subcontractors of any tier; and

c.	Claims arising out of Workers’ Compensation, Unemployment Compensation, or similar such laws or obligations applicable to employees of Contractor or its subcontractors of any tier.

Contractor’s indemnity obligation under this Article shall not extend to any liability caused by the sole negligence of any of the Indemnitees.

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ARTICLE 28. CLAIM NOTICE AND RESOLUTION PROCEDURE.

a) In the event Contractor has a claim or request for a time extension, additional compensation., any other adjustment of the Contract terms, or any dispute arising out of the work (hereinafter “Claim”), Contractor shall notify Company in writing within five (5) working days following the occurrence of the event giving rise to the Claim.

b) As soon as practicable after Claim notification, Contractor shall submit the Claim to Company with all supporting information and documentation. Contractor shall also respond promptly to all Company inquiries about the Claim and its basis.

c) Any Claim not disposed of by agreement shall be decided by Company, which shall provide a written decision to Contractor. Such decision shall be final unless Contractor, within thirty (30) calendar days after such receipt of Company’s decision, provides to Company a written protest, stating clearly and in detail the basis thereof. It is agreed that Contractor’s failure to protest

Company’s decision shall constitute a waiver by Contractor of its Claim. Even if a Claim arises, Contractor shall continue its performance of this Contract.

ARTICLE 29. CREDIT REQUIREMENT

Contractor shall meet the requirements of any one or more of clause (i), clause (ii) or clause (iii) below: (i) Contractor maintains a senior unsecured debt rating from Standard & Poor’s of BBB or better; (ii) if Contractor has no debt rating, Contractor meets ALL of the following credit standards: a) tangible net worth equal to the projected maximum exposure under this Contract and positive earnings and working capital for the preceding 12 months, b) no change in the condition of its earnings, net worth, or working capital over the last 24 months which would reasonably be anticipated to impair the Contractor’s ability to meet its obligations under this Contract, and c) Contractor is not in default under any of its other agreements and is current on all of its financial obligations, or (iii) Contractor posts security pursuant to Article 30 Security Requirements below.

If requested by Company, Contractor shall within thirty (30) days of each request provide Company with copies of its most recent annual and quarterly financial statements prepared in accordance with generally accepted accounting principles.

ARTICLE 30. SECURITY REQUIREMENTS

From time to time, Contractor shall provide Company with security against defaults by Contractor under this Contract in such form and amount as may be reasonably required by Company (“Default Security”), and pursuant to such additional agreements or instruments as

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may be reasonably required by Company, including, but not limited to letters of credit, escrow accounts, performance bonds, surety bonds, and step-in rights.

***

***

ARTICLE 31. TERMINATION FOR CONVENIENCE.

After April 1, 2005, Company may terminate this Contract at any time without cause prior to its completion by sending to Contractor 30 days’ written notice of such termination. Upon such termination during the ‘Installation’ phase as detailed in Exhibit A, Work Scope, Company shall reimburse Contractor for *** for all installed and operationally ready A/C DLC units. In no event shall Company be liable for anticipated profits based upon work not yet performed

ARTICLE 32. DEFAULT AND REMEDIES

Company shall have the right to terminate this Contract for cause without incurring any further obligation should Contractor fail in any material respect to timely or properly perform the Work described herein or any part thereof in accordance with the terns of this Contract. Company shall provide Contractor 48 hours written notice of its intent to terminate for cause.

If Company terminates this Contract for cause in accordance with this article and it thereafter is determined that cause for such termination did not exist, and that such termination for cause was improper, the such termination shall be deemed to have been a Termination for Convenience pursuant to Article 32.

Cause shall include, but not be limited to, the events of default described below:

32.1	The following events shall constitute defaults under this Contract:

32.1.1	A material breach or material default by Contractor of any of its material obligations under this Contract, if such breach continues uncured for a period of ten (10) calendar days after receipt of written notice from Company, unless such breach cannot by its nature be remedied within such period in which event Contractor shall provide evidence reasonably satisfactory to Company within ten (10) calendar days after receipt of such notice that such default shall be corrected or that Contractor is making reasonable progress to that end. For purposes of the Contract, a material breach by Contractor shall be deemed to include, without limitation, Contractor’ refusal or neglect to supply sufficient and properly skilled

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workmen, materials of the proper quality or quantity or equipment necessary to perform the Work described in this Contract properly, or Contractor’s failure in any respect to prosecute the Work described in this Contract or any part thereof with promptness, diligence and in accordance with all of the material provisions hereof;

32.1.2	A determination that any representation, statement or warranty made by Contractor in this Contract, the Contractor’s proposal or any other statement, report or document which Contractor is required to furnish to Company was false or misleading in any material respect;

32.1.3	The filing by or against Contractor of a proceeding under any bankruptcy or similar law, unless such proceeding is dismissed within thirty (30) days from the date of filing; the making by Contractor of any assignment for the benefit of creditors; the filing by or against Supplier for a proceeding for dissolution or liquidation, unless such proceeding is dismissed with thirty (30) days from the date of filing; the appointment of or the application for the appointment of a receiver, trustee or custodian for any material part of Contractor’s assets unless such appointment is revoked or dismissed within thirty (30) days from the date thereof; the attempt by Contractor to make any adjustment, settlement or extension of its debts with its creditors generally; the insolvency of Contractor; the filling or recording of a notice of lien or the issuance or the obtaining of a levy of execution upon or against a material portion of Contractor’s assets, unless such lien or levy of execution is dissolved within thirty (30) days from the date thereof.

32.1.4	A Material Adverse Change has occurred with respect to Contractor and Contractor fails to provide such performance assurances as are reasonable requested by Company, including without limitation the posting of additional “Security” pursuant to ARTICLE 30, SECURITY REQUIREMENTS. A Material Adverse Change shall mean, with respect to Contractor, if Contractor, in the reasonable opinion of Company, has experienced a material adverse change in the ability to fulfill its obligation under this Contract, including, but not limited to, any such change that results in its inability to satisfy ARTICLE 29, CREDIT REQUIREMENTS.

32.1.5	Contractor’s failure to fully meet the requirements of Section VIII of Exhibit A, Work Scope,

32.1.6	Contractor’s failure to perform any of its obligations pursuant to Article 4, FINANCING AGREEMENTS.

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32.1.7	Contractor’s failure to perform any of its obligations pursuant to Article 29, CREDIT REQUIREMENT.

32.1.8	Contractor’s failure to perform any of its obligations pursuant to Article 30, SECURITY REQUIREMENTS.

32.1.9	Contractor’s failure to perform any of its obligations as detailed in Section 33.7.

32.2	Upon the occurrence of any default specified in Contract ARTICLE 32 DEFAULT AND REMEDY hereof, whether or not a material default, Company shall have the right to immediately terminate this Contract for cause.

32.3 Upon the occurrence of any material default, following the applicable process described in Section 32.1 or 32.2, Company shall be entitled upon written notice to Contractor and without notice to Contractor’s sureties and without limiting any of Company’s other rights or remedies, to terminate this Contract or to terminate Contractor’s right to proceed with that portion of the Work affected by any such material default.

32.4 Upon termination of this Contract or any portion of this Contract upon a material default by Contractor, Company shall be entitled to pursue any and all rights and remedies that it my have against Contractor under this Contract or at law or in equity.

32.5 Upon receipt of any such written notice of termination of the entire Contract or of any right to proceed with any portion of the Work following the applicable process described in Section 32.1 or 32.2, Contractor shall, at its expense, for that portion of the Work affected by any such termination:

a)	Assist Company in making an inventory of all materials and equipment in storage at Contractor’s facility, en route to Contractor’s facility, in storage or manufacture elsewhere, en route to Company and on order from the suppliers; and

b)	To the extent that they are assignable, and as required by this Agreement, assign to Company any and all subcontracts and operating licenses and agreements as designated in writing by Company. Certain subcontracts shall be assignable pursuant to terms satisfactory to Company and are listed in Exhibits A, C, and D attached hereto, and as amended from time to time by written agreement executed by the Parties. The subcontracts in Exhibits A, C, and D shall provide for automatic assignment to Company in the event of a material default of Contractor under this Contract.

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32.6 In the event of such termination, Company may, for the purpose of completing the Work or enforcing these provisions, take possession of all materials, equipment, tools, appliances, hardware, documentation, A/C- DLC network, dispatching control system, software source media, flow charts and listing in the Company’s plant belonging to or under the control of Contractor, and may use them or may finish the Work by whatever method it may deem expedient including the hiring of another vendor or vendors under such form of agreement as Company may deem advisable while still maintaining their obligation to mitigate damages, or Company may itself provide any labor or materials and perform any part of the Work. Notwithstanding anything to the contrary contained herein, Company may not take possession of or use trade secrets proprietary to any of Contractor’s suppliers or subcontractors unless Contractor has the right pursuant to its agreement with such suppliers or subcontractors to grant such rights to Company. Contractor shall cooperate with and assist Company in attempting to acquire from Contractor’s suppliers and subcontractors the right to take possession of and use any and all such trade secret materials in the event of such termination. All trade secrets proprietary to Contractor shall remain subject to the provisions of ARTICLE 36 hereof, and Company shall not have any broader rights to use or disclose such trade secrets as a result of such termination. Any software embodying any of Contractor’s trade secrets shall also be subject to the provisions of ARTICLE 36 hereof. In the event of such a termination, Contractor shall not be entitled to receive any further payment until the Work is completed. If the unpaid balance of Contractor compensation hereunder shall exceed the sum of the expense of finishing the Work plus compensation for additional managerial and administrative services and such other costs and damages as Company may suffer as a result of Contractor’s breach, such excess shall be paid to Contractor. If such expense, compensation, costs and damages shall exceed such unpaid balance, Contractor and its sureties, if any, shall be liable for and shall pay, the excess cost to cover Company to a maximum of ten percent (10%) of the total Contract value. Failure of Company to exercise any of its rights hereunder shall not excuse Contractor from compliance with the provisions of the Contract nor prejudice rights of Company to recover damages for such material default.

32.7 In the event Company terminates for cause Company shall have the right to “step in” to all agreements and ownership of all equipment used in Contractor’s or Subcontractor’s performance of the Work hereunder. Company shall be entitled to all Contract elements as described in Exhibit A, Work Scope, to continue the Work without interruption of Contract work and service to Customers. Company shall have all necessary facilities to retain Contract Work continuity. Contractor shall provide assurance satisfactory to Company of the necessary provisions in agreements to effect this obligation prior to Contractor’s execution of the agreement. Contractor hereby agrees that all of its right, title and interest in the Work and the agreements related thereto shall, at Company’s sole option, transfer to Company in the event of

Contract No. 46 00001018

Contractor’s termination for cause hereunder. In addition, Company shall be entitled to cause delivery of the contents of the escrow established under the Technology Escrow Agreement attached hereto as Exhibit C (the “Escrow Agreement”) and give Contractor access to its PowerCAMP Software pursuant to the Limited Use Software License Agreement in the form of Exhibit D executed and delivered to the Escrow Agent in accordance with the Escrow Agreement.

ARTICLE 33. DELAYS.

33.1 Force Majeure. Neither party shall be liable for delays due to strike, fire, unusual weather conditions, riot, act of God, act of the public enemy, or other similar unforeseeable cause beyond the control and without the fault or negligence of the party incurring such delay; however, both parties agree to seek to mitigate the potential impact of any such delay. Any Force Majeure delay shall not be the basis for a request for additional compensation. In the event of any such delay, the required completion date may be extended for a reasonable period not exceeding the time actually lost by reason of the delay. In circumstances and situations where the stability, integrity and/or safety of the Company’s Utah Power electric gird is or has the potential of experiencing eminent damage or catastrophic threats to public safety and or operational compromise Company reserves any and all rights to, operate the A/C-DLC network in any manner it deems appropriate to protect said grid, operational activities of the A/C-DLC network during this period of force majeure is exempt from all calculation metrics, definition of what constitutes force majure solely and exclusively rests with Company, exercise of force majure to comply with the Public Service Commission of Utah requirements and standards.

33.2 Request For Time Extension. Any request for time extension or additional compensation shall be made in accordance with ARTICLE 28, CLAIM NOTICE AND RESOLUTION PROCEDURE.

ARTICLE 34. OWNERSHIP OF SOFTWARE.

The use of all software and related proprietary rights of Contractor upon termination of Contract by reason of a material default by Contractor, shall be governed exclusively by the terms of the Technology Escrow Agreement in the form of Exhibit C and Software License Agreement in the form of Exhibit D hereto.

ARTICLE 35. PATENT AND COPYRIGHT INDEMNITY.

Contractor shall indemnify, defend and hold harmless Company, its directors, officers, employees and agents against and from all claims, losses, costs, suits, judgments, damages and expenses, including attorneys’ fees, of any kind or nature whatsoever, on account of infringement of any patent, copyrighted or uncopyrighted work, secret process, trade secret, unpatented invention,

Contract No. 46 00001018

article, appliance, or otherwise, including claims thereof pertaining to, or arising from Contractor’s performance under this Contract. Contractor shall have the right, in order to avoid such claims or actions, to substitute at its own expense noninfringing equipment, material or processes, or Contractor may modify at its own expense such infringing equipment, material or process so that it becomes noninfringing, provided that such substitution and modified equipment, material and processes shall meet the requirements of and be subject to the provisions of this Contract.

ARTICLE 36. CONFIDENTIAL INFORMATION/NONDISCLOSURE.

a) Definition of Confidential Information. As used in this Contract, the term “Confidential Information” means, 1) proprietary information of Company, 2) information marked or designated by Company as confidential, 3) information, whether or not in written form and whether or not designated as confidential, which is known to Contractor as being treated by Company as confidential, 4) information provided to Company by third parties which Company is obligated to keep confidential, and 5) information developed by Contractor in connection with the performance of this Contract.

b) Nondisclosure. Contractor agrees that it will not disclose Confidential Information, directly or indirectly, under any circumstances or by any means, to any third person without the express written consent of Company.

c) Nonuse. Contractor further agrees that it will not use Confidential Information except as may be necessary to perform the work called for by this Contract.

d) Protection. Confidential Information will be made available by Contractor to its employees only on a “need to know” basis and only after notifying such employees of the confidential nature of the information and after having obligated them to the nonuse and nondisclosure obligations of this Contract. Contractor agrees to take all reasonable precautions to protect the confidentiality of Confidential Information and, upon request by Company, to return to Company any documents which contain or reflect such Confidential Information.

ARTICLE 37. LAWS AND REGULATIONS.

Contractor shall at all times comply with all applicable laws, statutes, regulations, rules, ordinances, codes, and standards, including without limitation those governing wages, hours, desegregation, employment discrimination, employment of minors, health and safety. Contractor shall at all times comply with, and assist Company in its compliance with, all requirements, orders and regulations of the Public Utility Commission of Utah, and other regulatory bodies having jurisdiction over the subject matter of this Agreement and such regulatory bodies oversight of Company. Contractor’s failure to do so shall be a material default. Contractor shall comply with equal opportunity laws and regulations to the extent that they are applicable, including without limitation the following:

Executive Order No. 11246 and 41 CFR, Section 60-1.4

    (Employment Discrimination);

Contract No. 46 00001018

Executive Order No. 11701 and 41 CFR, Section 60-250.4

    (Employment of Veterans, The Vietnam-Era Readjustment Assistance Act of 1974);

Executive Orders Nos. 11625 and 12138 and 48 CFR,

    Subpart 19.7 (Utilization of Minority and Women-Owned Business);

Executive Order No. 11758, the Rehabilitation Act of 1973,

    Section 503 and 41 CFR, Section 60-741.4 (Employment of Handicapped Individuals); and

Executive Order No. 11141 and 48 CFR, Section 22.901

    (prohibiting discrimination based on age).

Contractor shall indemnify, defend and hold harmless Company, its officers, directors, agents and employees from all losses, costs and damages by reason of any violation thereof and from any liability, including without limitation fines, penalties and other costs arising out of Contractor’s failure to so comply.

ARTICLE 38. EXCLUSIVITITY.

Except as may otherwise be required by law, Company agrees that during the term of the Contract Contractor shall have the exclusive right to offer and provide to the customers of Company in the State of Utah electrical load control services of the type to be provided in Contract and Company will not encourage or solicit other providers of electrical load control services to provide services to its customers in competition with Contractor. Company agrees that, to the extent permissible under applicable law, Company will not market or sell, or contract with others to market or sell, a residential/small commercial load control program competitive with the Program in the State of Utah during the term of the Contract

ARTICLE 39. INDEPENDENT CONTRACTOR.

Contractor is an independent contractor and persons employed by Contractor in connection herewith shall be employees of Contractor and not employees of Company in any respect.

Contract No. 46 00001018

ARTICLE 40. ASSIGNMENT.

Contractor shall not assign this Contract, or any part hereof, or any rights or responsibilities hereunder without the prior written consent of Company, and any attempted assignment in violation hereof shall be void.

ARTICLE 41. SUBCONTRACTS.

Contractor shall neither subcontract nor permit any portion of the work to be subcontracted except to competent and qualified subcontractors reasonably satisfactory to Company. Contractor shall not change the Installation subcontractor (Honeywell DMC), without the prior written consent of Company; and Contractor shall be fully responsible for the acts or omissions of any subcontractors of any tier and of all persons employed by them, shall maintain complete control over all such subcontractors, and neither the consent by Company, nor anything contained herein, shall be deemed to-create any contractual relation between the subcontractor of any tier and Company.

ARTICLE 42. AUTHORITY

Each party hereby represents and warrants that its obligations under Contract have been duly authorized by all required action on the part of its Board of Directors or is otherwise duly authorized to enter into Contract and perform its obligations hereunder. Each of the parties represents and warrants that this Contract is the enforceable obligation of such party and that the entering into or performance of Contract will not violate any material obligation or law or regulation to which it is subject.

ARTICLE 43. DESIGNATED REPRESENTATIVE AND NOTICES DESIGNATED REPRESENTATIVE AND NOTICES.

Prior to commencement of the work, each party shall designate a representative authorized to act in its behalf and shall advise the other party in writing of the name, address, and telephone number of such designated representative, and shall inform the other party of any subsequent change in such designation. All communications relating to the day-to-day activities under this Contract shall be exchanged between such designated representatives. Either party may change the identity or address of its designated representative by giving the other party written notice of such change.

Any notice by either party to the other shall be delivered to the office of the designated representative of the other party, or, if deposited in the mail, properly stamped with the required postage and addressed to the office of such representative as set forth above, hand delivered with receipt acknowledged by the recipient or a recognized national delivery service to such address, or sent by confirmed facsimile, or E-mailed with appropriate confirmation of delivery. The facsimile phone number and E-mail address of such representative of Contractor are 973-360-2227

Contract No. 46 00001018

and esteves@comverge.com respectively and of Company 801-220-3116 and Bill.Marek@PacifiCorp.com, respectively. Any of the foregoing contact information may be changed by five day notice to the other party delivered in accordance with this Article.

ARTICLE 44. NONWAIVER.

The failure of Company to insist upon or enforce strict performance by Contractor of any of the terms of this Contract or to exercise any rights herein shall not be construed as a waiver or relinquishment to any extent of Company’s right to assert or rely upon such terms or rights on any future occasion.

ARTICLE 45. SEVERABILITY.

Any provisions of this Contract prohibited or rendered unenforceable by local, state or federal law or Public Service Commission of Utah, shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Contract.

ARTICLE 46. APPLICABLE LAW AND VENUE.

This Contract shall be governed by and construed in accordance with the laws of the State of Utah. Any litigation between the parties arising out of or relating to this Contract will be conducted exclusively in federal or state courts in the State of Oregon or Utah, at the discretion of Company, and Contractor consents to jurisdiction by such courts.

ARTICLE 47. ENTIRE AGREEMENT/DOCUMENTS INCORPORATED BY REFERENCE.

This Contract and any referenced attachments (including all Exhibits and Schedules) constitute the complete agreement between the parties. Any scope of work, specifications, drawings, schedules, or other documents listed in this Contract are incorporated by reference into this Contract, along with such Exhibits and Schedules.

ARTICLE 48. EXECUTION AND EFFECTIVE DATE.

This Contract has been executed by duly authorized representatives of the parties and shall be effective upon approval of a program enabling tariff with terms reasonably satisfactory to Company by the Public Service Commission of Utah.

Contract No. 46 00001018

CONTRACTOR:		COMPANY:

COMVERGE TECHNOLOGIES, INC.		PACIFICORP

By:	/s/ Joseph Esteves	By:	/s/ A Richard Walje
	(Signature)		(Signature)
Name:	Joseph Esteves	Name:	A Richard Walje
	(Type or Print)		(Type of Print)
Title:	Executive VP	Title:	Sr. VP

	March 26, 2003		March 26, 2003
	(Date Executed)		(Date Executed)

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit A

Work Scope

Table of Contents

Introduction: Program Description		2

Section I	Installation	3

Section II	Measurement & Valuation	6

Section III	Dispatching	7

Section IV	Participant Enlistment I Disconnects	9

Section V	Customer Communications	13

Section VI	Maintenance	15

Section VII	Customer Service	17

Section VIII	Customer Guarantees & Performance Standards	20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit A

Work Scope

Introduction: Program Description

The Utah Air Conditioning Load Control Services Program (A/C-DLC–working brand name ‘Cool Keeper’) is a Contractor (“Comverge”) owned, installed and operated network. Company’s (“PacifiCorp’s”) payments are based on connected and operable load relief based on metered data as part of an ongoing measurement and verification process. Contractor is responsible for all marketing, A/C-DLC network construction, maintenance, operations and customer service costs. PacifiCorp direct costs shall be limited to payments for (1) actual load relief under contract, (2) incentive payments, (3) permitting fees (if any), (4) providing pulse initiation for limited whole-house demand metering and (5) standard meter reading of those interval meters. This Program assures Company’s safety and customer satisfaction standards are maintained.

Under the Program, residential and small commercial customers have a radio controlled (pager network) switch installed to the exterior component of their Central Air Conditioning (CAC) or in close proximity to the CAC. Customer participation is voluntary. There is an incentive offered by Company to customers who participate. The A/C-DLC system allows Company to cycle air conditioners off during peak load hours during the summer months along Utah’s ‘Wasatch Front’. Under this “Pay-for-Performance” contract with the Contractor, Company pays a capacity charge for all units under control. The amount of capacity under control is determined based on inferential statistics methodologies described in Exhibit B, Price Schedule. No energy charge is assessed for actual load curtailment. The term for the A/C-DLC Program is 10 years. The recursive activities performed under this contract are summarized in Attachment B.

The first four years of the Program is characterized as a period of marketing, customer installations and establishment of system operations. During this phase (labeled ‘Initial Installation Phase’) Company is seeking to connect 25-30% of the available CACs to the A/C-DLC network. The second phase is transitory (labeled ‘Transition Phase’). Efforts are dedicated to enhancing system operations and customer retention and optimization of sub-contractor responsibilities. The third phase (‘Maintenance Phase’) lasts four years and focuses on monitoring system integrity and ensuring a state of dispatch readiness. During this phase, Contractor shall maintain the system in a state of ‘operational readiness’ prepared to dispatch and meet load reduction objectives.

Company has determined and anticipates that the A/C- DLC project provides Company 90 MW of sustainable load relief during Utah’s summer peak periods. Customers experience 50% A/C cycling when the units are under control no greater than four hours per day, ~25 days per summer cooling season (June, July, August). To maximize Program value, emphasis is placed on targeting installations to distribution system “congestion zones”.

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 2 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section I Installation

Synopsis	The installation process ensures high quality placement of the Direct Control Units (DCU) on or near the exterior components of the customer’s Central Air Conditioner (CAC). Detection and correction of non-responsive units is a key component of the installation process. Erratic or non-performing DCUs are accounted for through the M&V process (Section II). Neither the installation quality assurance nor the verification process is failsafe but together appear to capture the principal items that may result in less-than-anticipated avoided demand.

1.	Contractor shall honor PacifiCorp’s ‘Customer Guarantees’ and ‘Performance Standards’ on file with the Public Service Commission of Utah as the standard for performance

1.1.	Absolutely NO...

1.1.1.	Variances

1.1.2.	Exceptions

1.1.3.	Exclusions

1.2.	Applicable performance standard and ‘Customer Guarantees’

1.2.1.	Reference Section VIII Customer Guarantees & Performance Standards

2.	Comverge retains statistics on applicable performance standards

2.1.	‘Appointments’ (as defined in PacifiCorp’s ‘Performance Standards’ document–Section VIll #2)

2.2.	Call center metrics (as defined in PacifiCorp’s ‘Customer Guarantees’ document–Section VIII #3)

3.	Comverge incurs all financial liabilities for non-performance relative to the ‘Appointment’ (Customer Guarantee)

3.1	Comverge installers log all appointment arrival / departure times

3.2.	Comverge maintains records of any / all financial remuneration payable to customers for failure to keep appointments

3.2.1.	Remuneration issued by PacifiCorp

3.2.1.1.	Comverge maintains records of remuneration amounts and customer payments

3.2.1.2.	These records are submitted to PacifiCorp as part of Comverge’s monthly report

3.2.2.	PacifiCorp receives separate payments for any and all failures to meet appointment schedules

3.2.2.1.	Comverge’s payments are delivered coincident with PacifiCorp’s quarterly Avoided Capacity payments

3.2.2.2.	Comverge delivers payments to PacifiCorp’s A/R organization

3.2.2.3.	Comverge issues a separate check payable to PacifiCorp for the total missed appointments, if any, for that quarter.

4.	Installation personnel qualifications

4.1.	Only ‘qualified installers’ are permitted to install and maintain DCU equipment and systems

4.1.1.	Comverge maintains and provides evidence of all ‘qualified installers’ (designated ‘field technician’ or ‘field tech’)

4.1.2.	Comverge has and provides qualified training to certify and designate ‘qualified installers’ (‘field technicians’)

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 3 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

5.	On-site physical installation procedure

5.1.	Comverge’s call center gives PacifiCorp’s customer the option of either (a) making an appointment for installation of the DCU or (b) simply have the field tech come to the customer’s domicile / facility at their discretion (approximate time within a specific day) to install the DCU.

5.2.	Field technicians are outfitted in bright orange / yellow safety vests so others in the neighborhood don’t mistakenly report otherwise suspicious behavior.

5.2.1.	Safety vests (bright orange meter-reading vests) are provided by PacifiCorp

5.2.2.	PacifiCorp provided safety cones are employed to waylay any apprehensions neighboring individuals may have.

5.3.	Schedule of installations established by Comverge

5.3.1.	Installation schedule constructed for each field technician

5.3.2.	Schedule of work orders (route) constructed for each ‘field tech’ by day for optimization purposes

5.3.3.	Note: Comverge will typically build a backlog, which includes two weeks of customer sign-ups. This backlog is designed to optimize field tech routing and appointment scheduling

5.4.	Field tech introduces themselves to the resident, explains their role and installation processes

5.4.1.	Appropriate PacifiCorp ID’s are issued to the field techs

5.4.2.	A laminated letter is carried by the field techs

5.4.2.1.	Phone number of PacifiCorp Program Manager to contact

5.4.2.2.	Name of PacifiCorp Program Manager for contact

5.4.2.3.	As a courtesy to PacifiCorp, the Comverge field technician carries a cellular phone and is trained to assist the customer in answering or facilitating contact with PacifiCorp’s call center to address related power issues / concerns (billing, outages, tree limbs, etc.)

5.5.	Physical installation and addressing process

5.5.1.	DCUs installed on or in close proximity to the exterior components of the CAC (affixed to the domicile / facility)

5.5.2.	On-site testing for paging signal reception

5.5.2.1.	Field tech confirms paging signal reception

5.5.3.	Field tech correlates DCU bar code with on-site work order

5.5.4.	Field tech Work Orders are batch processed (via scanning) into the ‘Comverge Customer database’ (CTCdb)

5.5.4.1.	The bar code associated with the customer account is scanned into the CTCdb

5.5.4.2.	Comverge maintains the customer information in the CTCdb for audit purposes

5.5.4.3.	Comverge retains physical copies of work orders for audit purposes

5.5.5.	DCU / Bar code # / customer is assigned a paging address (according to the paging schema) by the PowerCAMP control software

5.5.6.	DCU’s address is broadcast (via the paging system) to the DCU

5.5.7.	DCU is now ready to receive operational signals (‘Control Events’) for Program execution.

6.	Repairs during installation

6.1.	Minor repairs (related only to the CAC components exterior to the domicile / facility)

6.1.1.	If customer is present...

6.1.1.1.	Field tech meets and explains the required repairs to the customer

6.1.1.2.	If the customer agrees to have the repair completed by the field tech...Comverge completes repairs at Comverge’s expense.

6.1.1.3.	Repairs noted in the field tech’s Work Order and later transferred to the CTCdb

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 4 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

6.1.1.4.	If repairs are not authorized, the field tech removes the customer from the Program until such repairs are made

6.1.2.	If customer is NOT present...

6.1.2.1.	Field tech makes repairs

6.1.2.2.	Field tech notes repairs in the work order

6.1.2.2.1.	These data are later transferred to the CTCdb

6.1.2.3.	‘Field tech’ leaves description of repairs with door hanger for customer to review

6.1.2.3.1.	Door hanger provide phone number to call to review the repairs with a field tech

6.1.2.3.2.	Cali center training and scripts are prepared to assure that the customer does not become unduly concerned with the situation and/or repairs

6.1.2.4.	Minor repairs include but are not limited to

6.1.2.4.1.	Double pole breaker (all sizes)

6.1.2.4.2.	Single pole breaker (all sizes)

6.1.2.4.3.	Conduit (all sizes, all lengths)

6.1.2.4.4.	Connectors

6.1.2.4.5.	Fuse change (all sizes)

6.1.2.4.6.	Fuse reducer

6.1.3.	Major repairs (NEC code violations)

6.1.3.1.	Brought to the customer’s attention

6.1.3.1.1.	If customer is present, the nature of the code violation is explained

6.1.3.1.2.	If customer is NOT present the violation is described and together with the door hander left for the customer to review

6.1.3.1.3.	Installation activities are terminated

6.1.3.2.	No installation of DCU is made until repairs are completed

6.1.3.3.	Customer is urged to reschedule DCU installation when repairs are completed

6.1.3.4.	Customer appropriately tracked in the CTCdb

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 5 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section II Measurement & Valuation

Synopsis	The purpose of M&V is to derive an average measured value of avoided demand for each installed DCU. This measured value is then multiplied by the number of installations to derive the total Program avoided kW. ***

1.	M&V procedures

1.1.	This section will be detailed and agreed upon by Contractor, Contractor’s sub-contractor )Quantum Consulting) and Company by April 15, 2003

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 6 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section III Dispatching

Synopsis	PacifiCorp is responsible for executing ‘Control Events’ (dispatching times and frequencies). PacifiCorp dispatches within the constraints of the Comverge customer offer and value proposition. Comverge has full responsibility for providing infrastructure requirements and connectivity to PacifiCorp via a web browser. Access is secured via user name, password and PIN.

1.	Comverge provides and configures PowerCAMP technology and associated module(s) to remotely control DCU’s

1.1.	The price for PowerCAMP and associated modules are included within the contract price for avoided demand payments.

2.	Comverge’s field engineer shall:

2.1.	Set-up and configure the PowerCAMP system to the paging company with whom Comverge has secured a contract

2.2.	Train selected PacifiCorp personnel in the use of PowerCAMP

2.3.	Provide ‘leave-behind’ PowerCAMP user manuals for reference

2.3.1.	Including phone number of resources to contact for troubleshooting

2.3.1.1.	Pager and / or cell phone numbers are provided to ensure the field engineer can be contacted 7 x 24 x 365.

3.	Comverge tests the PowerCAMP technology to:

3.1.	Ensure and certify communication robustness with the paging company

3.1.1.	Web hosting vendor provides connection to paging vendor.

3.2.	DCU’s can properly receive the paging signal

3.2.1.	No greater than ***% non-responsive units

3.2.1.1.	one per *** installed DCUs or *** total units assuming *** DCU installations

3.3.	Propagation study conducted by Comverge

3.3.1.	Determines if paging signal is being received for dispatch purposes (dispatching robustness)

3.3.2.	Component of Comverge’s QA efforts

4.	PacifiCorp assumes responsibility for operational dispatching (‘Control Events’)

4.1.	Coordinate with Utah Power regarding optimal dispatching times and dates

4.2.	Dispatch frequencies for verification purposes logged by PowerCAMP

4.2.1.	PowerCAMP log files are available to Comverge and to PacifiCorp for review

4.2.2.	Comverge and PacifiCorp have equal access to dispatch capabilities

4.2.2.1.	Comverge’s Customer Service Representatives (CSRs) require access to assist customers in troubleshooting and permitting overrides.

5.	PacifiCorp provides and maintains the capability to connect to PowerCAMP via a web-browser

5.1.	No local ‘client’ to maintain

5.2.	Internet Explorer (IE) or Netscape Navigator (NN) are only client requirements

5.3.	Security provided by Comverge

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 7 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

5.3.1.	User name accessed

5.3.2.	Password required

5.3.3.	PIN protection

6.	Comverge establishes and maintains Internet accessibility

6.1.	Comverge secures a contract with a Hosting Service Provider that offers customary and industry standards related to but not exclusive of

6.1.1.	Security (including encryption and DOD C-2)

6.1.2.	Reliability

6.1.3.	Redundancy

6.2.	Secure a registered domain name

6.3.	Maintain web server in operational status

6.3.1.	The Hosting Service Provider contractor maintains web server support

6.3.1.1.	24 x 7 x 365 support throughout the A/C-DLC Program’s lifecycle

6.3.1.2.	Provide PacifiCorp with access rights and capabilities

7.	Override capabilities

7.1.	Once installed, PacifiCorp’s customers are unable to ‘override’ the DCU

7.2.	PacifiCorp’s customer may, however, contact Comverge’s call center and present a legitimate case for Comverge to dispatch an ‘override’ signal to the customer’s DCU

7.2.1.	Comverge initiated overrides are logged

7.2.1.1.	The ‘Settlement’ algorithm factors overrides into calculations

7.2.1.2.	Appropriately reduces settlement payments

7.2.1.2.1.	Overrides calculated @ $*** per incident per customer

7.2.1.2.2.	Fee for overrides are designed to act as a dis-incentive yet sufficiently low as to not constrain appropriate customer service

7.2.13.	PowerCAMP logs overrides for verification / settlement purposes

7.2.2.	Dispatching is executed via a web-browser interfacing with the PowerCAMP application

7.2.2.1.	PacifiCorp maintains web-browser access to PowerCAMP

7.3.	Financial impacts of overrides are defined Exhibit B (settlement algorithm)

8.	Maximum dispatching allowed per customer during a calendar year

8.1.	The total maximum ‘Control Event’ dispatching of the A/C-DLC network:

8.1.1.	Not to exceed *** total hours during any summer peak season

8.1.2.	The value proposition crafted by Comverge and approved by PacifiCorp

8.2.	Maximum consecutive controllable hours (dispatch) in a *** is ***.

9.	No constraint on the number of consecutive days a unit can be dispatched

10.	The hours during the day ‘Control Events’ can be initiated coincide with Utah Power’s peak demand period ***

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 8 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section IV Participant Enlistment / Disconnects

Synopsis	Operational mechanisms, processes and techniques involved in securing and sustaining customer participation the A/C-DLC Program.

1.	Strategic ‘customer reach’ and eligibility

1.1.	Eligibility

1.1.1.	All customers within the Utah Power ‘Wasatch Front’ service territory and/or other areas identified within Utah Power’s Utah service territories are eligible

1.1.1.1.	The technology is network-based

1.1.1.2.	Because ratepayer funds are used in constructing and maintaining the network it is incumbent that the network be built and expanded in a manner consistent with providing benefits to the ratepayer

1.2.	Limitations on customer availability are, as a function of economic and operational prudence

1.2.1.	Restricted to network infrastructure and resource phased construction

1.3.	The A/C-DLC Program is limited to the ‘Wasatch Front’

1.3.1.	The geographical region where there exists demand limitations to the Utah Power distribution system

1.3.1.1.	Geography between Orem (on the south) to Ogden (on the North)

1.3.2.	The network will be constructed to address circuits / substations in the greatest need of load relief

1.4.	Customer ‘reach’ tactics and strategies are limited to network availability defined by PacifiCorp

1.4.1.	Customer communications focus on targeted solutions

1.4.1.1.	Mass market efforts (e.g., billboards, newsprint TV, radio, etc.) are NOT the ‘customer reach’ mechanism of choice for the A/C-DLC Program

1.4.1.1.1.	Note: messaging may include some measure of mass media communication if it can be crafted to address targeted customer groups

1.4.1.1.2.	Caution: the intent and purpose of limiting mass market efforts is to avoid and/or minimize the creation of unrealistic or false expectations in the market or with key constituencies

1.4.2.	Target communications (responsibility of Comverge with approval from PacifiCorp) include but are not limited to:

1.4.2.1.	Bill stuffers

1.4.2.2.	Direct mail / email

1.4.2.3.	Outbound telemarketing

1.5.	Marketing expectations / intentions

1.5.1.	It is in PacifiCorp interest and intent to aggressively install DCUs sooner rather than later.

1.5.2.	The A/C-DLC Program Team and the Community & Economic Development organization will exercise all efforts to receive the maximum budget consideration for installations

2.	Customer initiated response to marcom contact

2.1.	Comverge provides and maintains different mechanisms for the customer to:

2.1.1.	Indicate their interest in the Program

2.1.2.	Gather additional Program information

2.1.3.	Nominate themselves for Program participation

2.1.3.1.	Alternative means for customer self-nomination include but are not limited to:

2.1.3.1.1.	Mail-in 3x5 informational card (US Mail)

2.1.3.1.2.	Telephone to toll-free number

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 9 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

2.1.3.1.3.	Facsimile

2.1.3.1.4.	Electronic via the PacifiCorp web site

2.1.4.	Schedule installation / trouble shooting.

3.	Sign-up process

3.1.	Customer initiates interest by responding in one of the four self-nomination modalities described (immediately above)

3.2.	Comverge’s Customer Service Representative (CSR) makes phone contact with customer to answer questions /complete customer participation forms / enrollment materials

3.2.1.	Program terms and conditions explained to customer

3.2.2.	Assuming customer desires to participate in the A/C-DLC Program...

3.2.2.1.	CSR logs appropriate customer information including unique installation requirements / constraints (e.g., dogs, locked fences, shrubbery, etc.) in the CTCdb

3.2.2.2.	DCU installation scheduled as per customer’s desire

3.2.2.3.	Field tech Work Order schedule constructed

3.2.3.	The customer is NOT required to enter into a formal agreement with PacifiCorp

3.2.3.1.	Customers may enter and / or exit the Program at their discretion

3.2.4.	Installation work order generated

3.3.	DCU installed and operationally tested @ appropriate time and place

3.3.1.	According to customer requests and specifications

3.3.2.	Work Order completed

3.3.3.	Completed Work Order logged into the CTCdb

3.4.	Any and all contact information is logged in the CTCdb

3.4.1.	Customers who simply inquire but choose not to enlist in the A/C-DLC Program are logged into CTCdb

3.4.1.1.	These data become a component of call center statistics

3.4.1.2.	Data used by Comverge in preparing their annual market analyses survey

4.	Disconnects

4.1.	Customer calls the Comverge call center and requests removal from the Program

4.2.	CSR assesses reason(s) customer desires to discontinue Program participation

4.2.1.	Attempts are made to satisfy customer if there are issues and retain participation in the A/C-DLC Program

4.2.2.	Efforts may or may not include allowing the customer to be ‘overridden’ for a specific ‘Control Event(s)’

4.2.2.1.	Override decisions are the sole and exclusive responsibility of Comverge

4.2.2.2.	Overrides are logged and treated financially according to parameters as defined in Exhibit B, Price Schedule

4.2.2.2.1.	Overrides are described in Section II (Measurement & Valuation)

4.3.	Customers exiting the Program are disconnected immediately

4.3.1.	Immediate (via the phone) discontinuation is possible because the participant’s DCU can be included / excluded electronically (via the DCU addressing scheme)

4.3.1.1.	If the customer again desires to participate in the Program they can once-again be connected by the CSR

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 10 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

4.3.1.1.1.	Remote manipulation of connects / disconnects via the PowerCAMP control software

4.3.2.	For customers wanting the DCU to be physically removed from the Program, a work order is scheduled for a field tech to execute

4.3.2.1.	For customers desiring to be present when the removal takes place a schedule time and date is established for work to be performed

5.	The Program is marketed to circuits / substations on the Utah Power grid

5.1.	The decision as to the targeted circuits is made exclusively by PacifiCorp

5.1.1.	Definition of target market(s) shall be the exclusive responsibility of PacifiCorp

5.1.2.	Comverge does NOT market to other areas without the explicit authorization from PacifiCorp

5.2.	Targeted site selection includes the following broad criteria

5.2.1.	Units that are not high in the queue for project ‘Bright Future’

5.2.2.	High probability of customer ‘early adoption’ (targets)

5.2.3.	Geographical areas deemed ‘high growth’

5.2.4.	Geographical areas where circuits / substations are at, near, or over capacity

5.3.	PacifiCorp reserves the right to develop / add additional criteria depending on the Utah PSC requirements / needs to ensure beneficial impacts to the Utah Power distribution system

6.	Residential markets (single family domiciles) is the target population

6.1.	Facilities with meters >400 amps are excluded from Program participation

6.2.	Target market may include apartments and condominiums

6.3.	The Program involves a diminutive group of small commercial units (as they exist on targeted residential circuits)

6.3.1.	Large commercial units are NOT, by design, targets of this Program

6.3.2.	Small commercial units ARE included in the Program in as much as they exist on the same circuits as residential units

6.4.	PacifiCorp in conjunction with and response to the Utah PSC reserves the right to further refine / define the ‘target population’ for the A/C-DLC Program

7.	PacifiCorp’s Customer Communications organization approves all ‘customer touch’ activities proposed by Comverge

7.1.	PacifiCorp retains 100% approval responsibility for any and all ‘customer touch’ activity processes

7.1.1.	Scripts

7.1.2.	Collateral messaging, etc.

7.1.2.1.	For reasons of confidentiality, customer data may be forwarded directly to the organization performing the direct mailing

7.1.2.2.	Pursuant to Utah PSC requirements sharing of customer information is on a ‘need-to-know’ basis

7.1.3.	e-communications

8.	Comverge is responsible for customer service

8.1.	Comverge has full, complete and unfettered responsibility for all call center responsibilities including but not limited to

8.1.1.	Telephony contracts

8.1.2.	Physical plant and furniture

8.1.3.	Equipment

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 11 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

8.1.4.	Staffing

8.1.5.	Insurance

8.2.	Presentation of the value proposition to prospective A/C-DLC Program customers

8.3.	Maintaining call center resources to address customer service requirements

8.4.	Where appropriate and deemed essential to enhance Program effectiveness PacifiCorp Customer Communications make themselves available for consultation.

9.	Because Program is targeted to particular sub-segment, the ‘customer reach’ market strategy principally utilizes direct mail, bill stuffers, out-bound telemarketing and related direct market efforts.

9.1.	An annual customer communication plan is prepared by Comverge

9.1.1.	The annual plan is due 15 November for each of the Program years

9.1.2.	The Program plan includes PERT Chart, strategies and tactics for review with PacifiCorp Customer Communications organization

9.1.3.	PacifiCorp provides all applicable guidelines and required markings for bill stuffer activities

10.	e-communications discretely publish Program signup on PacifiCorp web site

10.1.	Look and feel of existing PacifiCorp web site

10.1.1.	Here, as elsewhere, PacifiCorp has final approval responsibility

10.2.	Server-side scripting is written to interface with Comverge’s db of choice

10.3.	Comverge’s IT personnel provide appropriate technical specifications

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 12 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section V Customer Communications

Synopsis	The A/C-DLC Program either ‘off-loads’ (delays or eliminates altogether) distribution system up-grades and/or new construction. Customer communication efforts are targeted to those circuits on substations where ’relief’ is called for or may be called for in the near future (high growth areas).

The A/C-DLC Program targets substation circuits defined by PacifiCorp. Customer communication efforts achieve penetration in target markets to avoid either new infrastructure construction or upgrade efforts, The A/C-DLC Program is, to the extent possible, ‘discretely marketed’ to meet efficient build-out requirements and provide rate-payer benefits.

1.	Incentives for the three month Summer cooling season is paid immediately following the Summer cooling season[1]

1.1.	Incentives are paid once per summer cooling season

1.1.1.	Incentive payments coincide with October’s cyclical customer invoicing throughout each of the Program years

1.1.2.	Incentive payments are a ‘credit’ to the customer’s invoice

1.1.3.	PacifiCorp’s Customer Communications leverages credit issuance for PR purposes

1.1.3.1.	Building brand

1.1.3.2.	Cross- and up-sell customer for additional DSM opportunities

1.1.3.3.	Press release (e.g., “Today PacifiCorp rebated $xxxx.xx for customer participation in the A/C- DLC...”)

1.1.3.4.	Provide the customer with a once-per-year news letter on the Program’s activities...other DSM Programs / alternatives

1.2.	Summer peak cooling season includes only June, July and August (1 June through 31 August)

1.3.	PacifiCorp implements credits on customers’ invoice.

1.3.1.	Comverge forwards e-files of participating customers in the manner and format determined by PacifiCorp

2.	Branding

2.1.	The A/C-DLC Program is promoted under the ‘Utah Power’ brand

2.1.1.	The working branded name of the A/C-DLC Program is ‘Cool Keeper’

2.2.	‘Do the Bright Thing’ is the principle tag line for the Program

2.3.	‘The DCU device itself is branded with the Utah Power logo

2.4.	Other branding issues / considerations take into account

2.4.1.	PacifiCorp’s related DSM effort in the UT market (efficient CAC Program, Blue Sky and PowerForward)

2.4.2.	Company initiatives that cross all PacifiCorp customer efforts / Programs

3.	The value proposition is:

3.1.	A single ‘one-size-fits-all’ solution is the initial offering

[1]	For the purposes of the contract language, incentives are discussed in terms of dollars. In reality, and yet to be determined, are whether or not incentives take a form other than cash. For instance, the possibility exists for the development of a 'points' or 'catalogue' system in which participants earn credits redeemable for school supplies (such as computers, software, etc.) or other charitable causes. The decision as to the nature and type of incentive will be determined conjointly between Comverge and PacifiCorp’s Customer Communications. Regardless of the type of incentive and under the terms of this contract Comverge shall earn NO return from customer incentive compensation.

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 13 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

3.2.	A multi-tier offering, if provided, is jointly developed / designed by Comverge and PacifiCorp for future Program years

3.3.	PacifiCorp reserves the right to consider and address multi-tier offerings in future years.

4.	Communications effectiveness assessment

4.1.	Adds to the general body of base customer knowledge

4.2.	Adds to specific Program knowledge...increases Program effectiveness

4.3.	Comverge provides a report each year throughout the Program’s life

4.3.1.	Report is due 30 November throughout each of the Program years

4.3.2.	Report provides assessment of relative effectiveness or alternative marcom strategies and recommendations for ensuing optimization of ‘customer reach’ activities and processes

4.4.	Effectiveness survey components

4.4.1.	Comverge’s responsibilities

4.4.2.	Survey tasks

4.4.2.1.	Collects follow-up data from Program participants as to the effectiveness of competing customer reach strategies including

4.4.2.1.1.	Monitor and report response rates

4.4.2.1.2.	Correlate with specific marketing collateral, time of mailing, and other advertising

4.4.2.1.3.	Target effectiveness analyses

4.4.2.1.4.	Marketing material effectiveness survey

4.4.2.2.	Utilize paper ‘n pencil survey mechanisms, phone interview and, perhaps, focus group data in preparing follow-up assessments

4.4.2.3.	Cross tab results with customer socio- / psycho-graphics

4.4.2.4.	Gather data from customers who do not choose to participate and assess reasons for non- participation

4.4.3.	Intent

4.4.3.1.	Determine effectiveness of alternative marketing approaches / strategies

4.4.3.2.	Utilize effectiveness data in preparing adjustments for subsequent marketing campaigns

4.4.4.	Deliverables

4.4.4.1.	Report summarizing detailed demographics as well as narrative descriptions / discussion as to effective and ineffective marketing strategies and recommendations, if any, for future customer communication campaigns.

4.4.4.1.1.	Due 30 November of each year throughout the Program’s life cycle

4.4.4.2.	Ensure customer’s anonymity

4.4.5.	PacifiCorp ensures marketing efforts are appropriate and fall within the constraints and requirements of the Utah PSC explicit and implicit requirements

4.4.5.1.	Allows customers to make informed and unfettered decisions relative to Program participation

5.	Customer satisfaction assessment analysis (satisfaction survey)

5.1.	Paper and pencil activity

5.2.	Follow-up phone interviews

5.3.	Data from Program participants and non-participants (reasons for rejecting the offer)

5.4.	Report issued each year throughout the Program’s life

5.4.1.	Due 30 November of each year throughout the Program’s life cycle

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 14 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section VI Maintenance

Synopsis	Maintenance means to keep the DCUs in state of ‘operational readiness’ and the system (infrastructure) in place, connected and ready for dispatch. This includes financially and operationally maintaining contracts with all sub-contractors and ensuring their systems and processes are appropriately readied to meet ‘Dispatch Events’. Maintenance also includes operational maintenance of system hardware to deliver the avoided capacity as well as maintenance, servicing and regular testing of the PowerCAMP control software.

1.	Maintenance of avoided capacity

1.1.	The conclusion of the ‘Initial Installation Phase’ (end of Program year-4) marks the beginning of the ‘Transition Phase’ (Program year-5 and year-6 inclusive)

1.1.1.	During the ‘Transition Phase’ systems and processes are, where necessary, modified to ensure:

1.1.1.1.	Optimal dispatch readiness

1.1.1.2.	Enhanced reliability

1.1.1.3.	Reduction in costs

1.1.1.4.	Improvements in productivity

1.1.2.	Retains the maximum avoided MW that was achieved at the conclusion of the ‘lnitiai Installation Phase’ (end of year-4)

1.1.2.1.	Maintenance of up to ***% of maximum installed and ‘operationally ready’ DCUs

1.1.2.1.1.	Note: vagaries in the weather, particularly in the winter months, may constrain the achievement of this maintenance figure. It is the intention that over the course of any given year the ***% figure is realized

1.2.	The conclusion of the ‘Transition Phase’ (end of year-6) marks the beginning of the ‘Maintenance Phase’ (Program year-7 thru year-10 inclusive)

1.2.1.	During the ‘Maintenance Phase’ Comverge

1.2.1.1.	Retains the maximum installed and ‘operationally ready’ DCUs that was achieved at the conclusion of the ‘lnitial Installation Phase’ (end of year-4)

1.2.1.1.1.	Maintenance of up to ***% of maximum installed and ‘operationally ready’ DCUs

1.2.1.1.1.1.	Note: vagaries in the weather, particularly in the winter months, may constrain the achievement of this maintenance figure. It is the intention that over the course of any given year the 80% figure is realized

1.2.1.2.	Maintains all operational components of the system and program requirements within defined parameters

1.2.2.	Physical system maintenance

1.2.2.1.	Comverge is responsible for the following maintenance components including but not limited to

1.2.2.1.1.	Hardware

1.2.2.1.2.	PowerCAMP software[2]

1.2.2.1.2.1.	All software maintenance fees for the PowerCAMP software are the exclusive and sole responsibility of Comverge

1.2.2.1.3.	Comverge provides software support services for the PowerCAMP software

[2]	As access to the PowerCAMP software is via web browser (IE or NN) and maintained by a hosting site, it may be best to think of the software component as an Application Service Provider (ASP) rather than a standard software purchase agreement. Comverge installs and maintains the PowerCAMP application suite either themselves or through a third-party maintenance agreement with (a) the hosting provider or (b) a separate IT service contractor. In any of these scenarios it remains Comverge’s obligation and responsibility to maintain and service the software such that it reliably and accurately communicates with the paging provider and controls DCUs according to dispatch requirements.

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 15 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

1.2.2.1.3.1.	All software support service fees for the PowerCAMP software are the exclusive and sole responsibility of Comverge

1.2.2.1.4.	Integrity of contract infrastructure with the paging provider

1.2.2.1.5.	Hosting service

1.2.2.1.6.	Modem dial-up connection to paging provider for remote dispatching

1.3	All costs for system maintenance are incurred by Comverge

1.3.1.	Said costs are embedded in the avoided demand payments made to Comverge

1.3.2.	Maintenance costs that escalate are the sole and exclusive responsibility of Comverge

1.4.	Escalating costs to Comverge on the part of sub-contractors and suppliers are the sole and exclusive responsibility of Comverge

2.	Comverge is responsible for all customer recruitment and customer service in connection with the ‘Maintenance’ phase of this contract

2.1.	Customer maintenance includes but is not limited to the following:

2.1.1.	Customer Communications

2.1.2.	DCU manufacturing and shipping to meet availability schedule for customer installations

2.1.3.	DCU installation and servicing

2.1.4.	Customer service and support

2.2.	Customer service performance requirements defined in Section Vlll (Customer Guarantees & Performance Standards)

2.3.	Escalating costs to Comverge on part of subcontractors and suppliers are the sole and exclusive responsibility of Comverge

2.3.1.	PacifiCorp’s responsibility is limited to the payment of avoided demand as per Exhibit B- ‘Price Schedule’

3.	Reporting

3.1	Comverge provides PacifiCorp a monthly management report detailing performance criteria including but not limited to

3.1.1.	Number of completed installations

3.1.2.	Tracking numbers for future installation time periods (backlogs)

3.1.3.	Number of installations audited for quality including number of failed units

3.1.4.	Equipment manufacturing and shipping schedules

3.1.5.	Exception reporting (warning) of any manufacturing issue(s) that could affect Program operations

3.1.6.	Documentation of customer inquiry information including complaint resolution

3.1.7.	Customer service and call center audits including technical problems resolved over the phone versus technician call out

3.2.	PacifiCorp and Comverge reserve the right and will jointly develop additional criteria or eliminate existing criteria as necessary to meet operational requirements

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 16 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section Vll Customer Service

Synopsis	Comverge maintains a call center for initial customer signups as well as for on-going customer service throughout the duration of the Program’s lifecycle.

1.	Customer service operating times and hours

1.1.	June, July, August

1.1.1.	8:00am – 8:00pm (MDT)

1.2.	All other months

1.2.1.	8: 00am – 5:00pm (MDT / MST)

1.3.	Weekends, holidays and evenings

1.3.1.	On-call services

1.3.2.	On-call technician availability via pager

2.	Malfunctioning equipment

2.1.	Call center representative (CSR) follows prescribed procedures as defined by Comverge and approved by PacifiCorp

2.1.1.	Decision logic and associated scripting procedures approved by PacifiCorp

2.1.2.	Problem resolution via scripted dialogue

2.1.3.	Field tech dispatching (when and if necessary)

2.1.4.	Comverge maintains logs for all customer interactions

2.1.4.1.	Including descriptions of problem and duration of customer interaction

2.1.4.2.	Notation of solutions are so indicated by CSR

2.2.	Requests for permanent removal

2.2.1.	CSR is appropriately trained to deal diplomatically with disgruntled customers

2.2.1.1.	All customer calls are appropriately logged and CSR notes taken for complaint resolution / escalation problem resolution

2.2.2.	Customers are encouraged to remain active participants in the Program.

2.2.2.1.	If, however, it becomes apparent that the solution is not meeting expectations the end-use customer is removed from the Program.

2.3.	Customer sign-ups who are designated ‘operationally ready’ to receive ‘Control Events’ prior to 1 June of each Program year MUST remain an the Program for the entire cooling season to receive the incentive payment

2.3.1.	For a DCU to be deemed ‘operationally ready’ means compliance to and successful completion of all aspects of Section I (Installation; item #5) as contained in Exhibit A, Work Scope

2.3.2.	The customer is NOT required to execute a legally-binding contract

2.3.3.	The customer may exit the Program at any time of their choosing

2.4.	Customers joining the Program during the control period (June, July, August)

2.4.1.	Incentives are prorated based on the number of days the end-use customer actually participates in the Program and is available for control

2.4.1.1.	The accrual calculation for the incentive begins when the DCU is physically installed and deemed ’operationally ready’ for control

2.4.1.1.1.	Benefits do not begin accrual at the time of customer sign-up but rather at the time the DCU is deemed ‘operationally ready’ to receive dispatch control signals

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 17 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

2.4.1.1.2.	Customers who sign up for the during the Program’s control period (June, July, August) must remain on the program for the duration of the season in which they elected participation to be eligible for incentive compensation

2.4.1.2.	Prorated calculations are made based on 60 potential control days per summer peak cooling season

2.4.1.2.1.	Weekdays are the only available control days

2.4.1.2.1.1.	Assumes 20 control days for each of the three summer peak months

2.4.1.2.2.	$*** / 60 = $*** per day

2.4.1.2.2.1.	Prorated customer incentives are not to exceed $*** per summer cooling season

3.	Database management

3.1.	All customers are tracked throughout the lifecycle of their participation in the Program on the CTCdb

3.2.	Tracking parameters include but are not limited to the following:

3.2.1.	Inquiries

3.2.2.	Enrollment

3.2.3.	Appointments

3.2.4.	Installation routing

3.2.5.	Work order tracking

3.2.6.	Quality control

3.2.7.	Service calls

3.2.8.	Reporting

3.2.9.	Tracking and verification of complaints

3.3.	PacifiCorp retains the right to have special queries prepared and executed by Comverge for the purposes of internal and/or regulatory reporting

3.3.1.	These queries will be written and executed at no additional cost to PacifiCorp

4.	Reporting

4.1.	Monthly reports (call center statistics) are provided by Comverge

4.2.	Report include ‘Industry Standard’[3] call center reports

4.2.1.	Examples of typical metrics include

4.2.1.1.	Average Hold Time (AHT)

4.2.1.2.	Longest delay time by day

4.2.1.3.	Percentage of calls between +/- x seconds

4.2.1.4.	Percentage after call work (ACW)

4.2.1.5.	Number of calls offered by day

4.2.1.6.	Number of calls abandoned by day

4.2.1.7.	Percentage abandoned by day

4.2.1.8.	Daily abandonment rate

4.2.1.9.	Etc., etc., etc.

4.2.2.	Reporting coincides with PacifiCorp’s internal reporting system

4.2.2.1.	PacifiCorp reserves the right to determine the date and time for the delivery of reports

[3]	PacifiCorp’s Customer Service organization will assist in determining the appropriate metrics for reporting purposes. The benchmark for required metrics include (a) requirements for regulatory reporting and (b) standard / customary PacifiCorp internal reporting.

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 18 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

5.	Maintenance of customer service for length of contract

5.1.	Compliance with PacifiCorp’s ‘Customer Guarantees’ (reference Section VIll)

5.2.	Compliance to PacifiCorp’s ‘Performance Standards’ (reference Section Vlll)

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 19 of 20

PacificCorp Contract 46-00001018 Exhibit A, Work Scope	Final Release

Section VIII Customer Guarantees & Performance Standards

Synopsis	Comverge meets / exceeds any and all PacifiCorp’s Customer Guarantees & Performance Standards. Appropriate regulatory penalties are borne by Comverge although administered and reported by PacifiCorp to regulatory organization(s).

1.	Maintenance of customer service standards throughout length of contract

2.	Applicable PacifiCorp ‘Performance Standard’

2.1.	Telephone phone answering performance standard

2.1.1.	***% of all phone calls are answered within 10 seconds

2.1.2.	No compensation penalties associated with this metric

3.	Consistent with Pacificorp’s ‘Customer Guarantees’

3.1.	Commitment

3.1.1.	Keep mutually agreed appointments for a specific day

3.1.2.	Granularity- morning or afternoon

3.2.	Customer credit

3.2.1.	$*** if Comverge fails to keep the appointment

3.3.	Key assumptions

3.3.1.	Appointment - an occasion when Comverge agrees to meet with customer to discuss or to carry out work related to installation and/or maintenance of the DCU to an individual property

3.1.4.	If an appointment is made for a specific time frame, it is kept

3.4.	Key Exemption

3.4.1.	Customer cancels the appointment

3.4.2.	Appointment rescheduled with at least 24-hour notice

4.	Reporting

4.1.	Comverge issues a monthly report on its compliance to requirements

4.2.	Comverge issues an annual report on its compliance to (a) ‘Performance Standards and (b) Customer Guarantees

4.2.1.	The format of the report is determined at the discretion of PacifiCorp

4.2.2.	Statistical reporting coincides with PacifiCorp’s requirements for regulatory reporting

4.2.2.1.	Comverge agrees to deliver said statistics in the format determined by PacifiCorp

4.2.2.2.	Comverge provides the report with sufficient lead time for merger into the PacifiCorp report

4.2.2.2.1.	Appropriate lead time TBD by PacifiCorp

4.2.3.	Exception reporting is indicated

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 20 of 20

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit B

Price Schedule

Table of Contents

Section I: Compensation	2

Section II: Terms and conditions of payment	3

Section III: PacifiCorp customer incentives	7

Section IV: Computational ‘true-up’ or ‘settlement’ methodologies	8

Section V: Settlement	9

Section VI: Calculation of Proxy Payments	10

Section VII: Transition & Maintenance Phases–financial calculation methodology	11

Section VIII Installation	12

Section IX: Rights to purchase	13

PacifiCorp Contract 46-00001018	Final Release

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018 Exhibit B

Price Schedule

Section l: Compensation

1.	Company “Pacificorp” compensates Contractor “Comverge” solely and exclusively for the work required under this contract through avoided kW payments based on formulas and methodologies described in this, Exhibit B (Price Schedule).

2.	Avoided kW (kW) price schedule

2.1.	Initial Installation Phase	$*** per avoided kW per ***
2.2.	Initial Installation Phase	$*** per avoided kW per ***
2.3.	Initial Installation Phase	$*** per avoided kW per ***[1]
2.4.	Transition Phase	$*** per avoided kW per ***
2.5.	Transition Phase	$*** per avoided kW per ***
2.6.	Transition Phase	$*** per avoided kW per ***
2.7.	Maintenance Phase	$*** per avoided kW per ***
2.8.	Maintenance Phase	$*** per avoided kW per ***
2.9.	Maintenance Phase	$*** per avoided kW per ***
2.10.	Additional Installations >***MW’–(yr.-*** and yr.-***)	$*** per avoided kW per ***[2]
2.11.	Additional Installations >***MW’–(yr:-*** and yr.-***)	$*** per avoided kW per ***
2.12.	Additional Installations >***MW’–(yr.-*** and yr.-***)	$*** per avoided kW per ***
2.13.	Additional Installations >***MW’–(yr.-*** and yr***)	$*** per avoided kW per ***
2.14.	Additional Installations >***MW’–(yr:-*** and yr.-***)	$*** per avoided kW per ***[3]
2.15.	Additional Installations >***MW’–(yr:-*** and yr.-***)	$*** per avoided kW per ***

[1]	Based on *** potential control days for the summer peak cooling season (June, July, August)

[2]	The $*** per avoided kW per year for installation of DCUs >***MW during years *** and *** remain constant throughout the remainder of the Program’s life cycle

[3]	The $*** per avoided kW per year for installation of DCUs >***MW during years *** and *** remain constant throughout the remainder of the Program’s life cycle

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 2

PacifiCorp Contract 46-00001018	Final Release

Section II: Terms and conditions of payment

1.	Payments for avoided kW

1.1.	PacifiCorp compensates Comverge for the rights to dispatch a signal that yields avoided kW during the Utah Power summer peak period (June, July, August)

1.2.	The amount of avoided kW is based on three variables

1.2.1.	***

1.2.2.	***

1.2.3.	***

1.3.	Settlement or true-up is the difference between the pre-paid Proxy Payments (PP) for anticipated avoided kW and the Measured Avoided Demand (MAD) payments (MADPmt for actual avoided kW)

2.	Measurement of avoided kW

2.1.	Measurement of avoided kW is performed according to the M&V methodology described in Exhibit A, Work Scope, Section II

2.1.1.	Measured avoided kW is calculated for (1) residential and (2) small commercial market segments

2.1.2.	***

2.1.2.1.	***

2.2.	The *** the number of DCUs installed and operationally ready for dispatch during Utah Power’s summer peak period (June, July, August)

2.2.1.	Installed and operationally ready DCUs[4] (DCU-R) are comprised of three separate participant categories

2.2.1.1.	Category one: Program participants who self-nominate and have the DCU installed prior to June 1st and who remain active on the Program through August 31st of each Program year (denoted DCUFT).

2.2.1.2.	Category two: Program participants who join the program after June 1st and who remain active participants through August 31st of each Program year (denoted DCUPT).

2.2.1.3.	Category three: Program participants who join the program after June 1st but who discontinue Program participation before August 31st of each Program year (denoted DCUPT).

3.	Calculating total measured avoided kW payments

3.1.	From M&V processes detailed in Exhibit A, Work Scope Section II *** is determined for

3.1.1.	Residential Program participants (MADRes)

3.1.2	Small commercial Program participants (MADSC)

3.2.	Through contract negotiations Comverge and PacifiCorp have determined the price per avoided kW for each of the three Program phases

3.2.1.	These prices are detailed in Section I (of this, Exhibit B document)

3.3.	Calculating measured avoided kW payment for the residential Program segment

3.3.1.	Full-term Program participant calculation methodology

3.3.1.1.	***

3.3.1.2.	***

[4]	Installed and operationally ready denoted DCU-R are units that have been installed, appropriatelly addressed and QA tested and deemed by Comverge as being in every way prepared to receive 'Control Event' signals and to implement the IDC on the A/C in a manner in keeping with the control strategy.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 3

PacifiCorp Contract 46-00001018	Final Release

3.3.1.2.1.	***

3.3.2.	Part-term Program participant calculation methodology

3.3.2.1.	***[5]

3.3.2.2.	In pseudo code:

3.3.2.2.1.	***

3.3.3.	Residential sub-total annual avoided kW payment due Comverge

3.3.3.1.	***

3.3.3.2.	***

3.3.3.2.1.	***
***[6]

3.4.	Calculating measured avoided kW payment for the small commercial Program segment

3.4.1.	***

3.4.2.	***

3.5.	Calculating total annual measured avoided kW payment due Comverge

3.5.1.	***

4.	Payment Mechanics: Compensation to Comverge is based on actual avoided kW. *** Note: processes for residential market segment are the same for the small commercial market segment

4.1.	Compensation to Comverge is based on two types of payments:

4.1.1.	***

4.1.1.1.	***

4.1.2.	***

4.1.2.1.	***

4.1.2.2.	***

4.2.	The PP in Year-1 is based on an assumed mean avoided kW of *** per DCU.

4.2.1.	The PP in subsequent years will be based on the MAD for both residential and small commercial segments of the immediately preceding year.

4.3.	Proxy Payment ‘Initial Installation Phase’–pricing year-1 through year-4 inclusive[7]

4.3.1.	Net annual ‘Initial Installation Phase’ PP = $***[8] per DCU-R per year

4.3.2.	16 ‘blocks’ (four years @ four full quarters (three month quarters each))

4.3.2.1.	Payments are made @ the negotiated price for 16 ‘blocks’ irrespective of when the calendar year falls or the season in which the Program initiates

[5]	Of necessity, this metric can only be calculated on an individual participant basis.

[6]	As noted in Exhibit A Work Scope, M&V, Section II, this calculation is repeated for participants associated with avoided kW>***MW as well as for participants associated with avoided kW≤***MW.

[7]	All quoted prices are based on avoided kW. During the Program’s first year and for the purposes of this contract it has been assumed that each installed DCU yields ***kW in avoided kW. Accordingly, the term DCU is used. It should be understood that it is neither the intent nor expectation that each installed DCU is equivalent to the negotiated price per avoided kW per year.

[8]	Measurements for avoided kW will be conducted to the ***kW level. That is, the granularity used in determining avoided kW is *** (***) *** increments.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 4

PacifiCorp Contract 46-00001018	Final Release

4.3.2.2.	The number of quarterly avoided kW payments for any particular DCU are determined by when, in the year, the DCU is installed

4.3.3.	Quarterly PP are cumulative throughout the ***lnitial Installation Phase’ (16 quarters (each quarter equals three calendar months))

4.3.4.	Example of PP for year-1 and year-2

4.3.4.1.	Assume: Year-1 installations per quarter

4.3.4.1.1.	Q1-*** units

4.3.4.1.2.	Q2-*** units

4.3.4.1.3.	Q3-*** units

4.3.4.1.4.	Q4-*** units

4.3.4.2.	Year-2 installations per quarter:

4.3.4.2.1.	Q1-*** units

4.3.4.2.2.	Q2-*** units

4.3.4.2.3.	Q3-*** units

4.3.4.2.4.	Q4-*** units

4.3.4.3.	Year-1 PP (quarterly)

4.3.4.3.1.	Q1 = *** * $*** ($***)

4.3.4.3.2.	Q2 = (*** + ***) * $*** ($***)

4.3.4.3.3.	Q3 = (*** + *** + ***) * $*** ($***)

4.3.4.3.4.	Q4 = (*** + *** + *** + ***) * $*** ($***)

4.3.4.3.5.	Total Year-1 PP = $***

4.3.4.4.	Year-2 PP (quarterly)

4.3.4.4.1.	Q1 = ((total yr.1 installs) + (***)) * MAD(Yr•1)[6] * $***

4.3.4.4.2.	Q2 = ((total yr.1 installs) + (*** + ***)) * MADYr.1 * $***

4.3.4.4.3.	Q3 = ((total yr.1 installs) + (*** + *** + ***)) * MADYr.1 * $***

4.3.4.4.4.	Q4 = ((total yr.1 installs) + (*** +*** + *** + ***)) * MADYr.1 * $***

4.3.4.4.5.	Total Year-2 PP S(Yr.2: Q1 + Q2 + Q3 +Q4)

4.3.4.5.	Year-3 and Year-4 are iterative until the maximum number of installations to achieve ***MW are realized

4.3.4.5.1.	Calculations for subsequent years are based on each prior year Measured Avoided kW. Hence, for year-3 would use MADYr.2

4.3.4.5.2.	In reality there is NO maximum number of installations but instead a target maximum avoided kW of ***MW.

4.3.5.	Quarters based on calendar quarters

4.3.5.1.	The ‘starting-clock’ for quarters coincides with the Utah Public Service Commission tariff approval for the A/C-DLC Program.

4.3.6.	Terms Net 30 (n/30)

4.4.	Proxy Payments ‘Transition Phase’–pricing year-5 and year-6 inclusive

4.4.1.	Net annual ‘Transition Phase’ PP = $*** per DCU-R per year (multiplied by the immediate prior year’s MAD)

4.4.2.	Eight (8) ‘blocks’ (two years @ four quarters each)

4.4.2.1.	Payments are made @ the negotiated price for a full 8 ‘blocks’ irrespective of when the calendar years fall or the season in which the ‘Transition Phase’ initiates

[9]	Acronym for ‘Measured Avoided kW’ per DCU

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 5

PacificCorp Contract 46-00001018	Final Release

4.4.3.	Identical calculation methodology as that illustrated in the example above with the exception that quarterly PP reflect the negotiated ‘Transition Phase’ pricing = (($*** per avoided kW per year) * (MAD of immediate prior year))

4.4.4.	Throughout year-5 and year-6 inclusive (‘Transition Phase’), Comverge is required, at a minimum, to maintain ***% of the maximum number of DCUs achieved during the ‘Initial Installation Phase’ of this contract

4.4.4.1.	Comverge is required to maintain ***% of the maximum number of DCUs achieved during the ‘Initial Installation Phase’ at their expense

4.4.4.2.	Failure to exercise all commercially reasonable efforts to maintain and achieve the ***% constitutes non-performance

4.4.5.	Quarters based on calendar quarters

4.4.5.1.	The ‘starting-clock’ for quarters coincides with the Utah Public Service Commission tariff approval for the A/C-DLC Program and includes the ensuing eight quarters immediately following the 16 quarters of the ‘Initial Installation Phase’

4.4.6.	Terms Net 30 (n/30)

4.5.	Proxy Payment ‘Maintenance Phase’–pricing year-7 through year-10 inclusive

4.5.1.	Net annual ‘Maintenance Phase’ PP = $*** per DCU-R per year (multiplied by the immediate prior year’s MAD)

4.5.2.	Sixteen (16) ‘blocks’ (four years @ four quarters each (three (3) months per quarter)))

4.5.2.1.	Payments are made @ the negotiated price for a full 16 ‘blocks’ irrespective of when the calendar years fall or the season in which the ‘Maintenance Phase’ initiates

4.5.3.	Identical calculation methodology as that illustrated above with the exception that quarterly avoided kW payments reflect the negotiated ‘Maintenance Phase’ pricing = (($*** per avoided kW per year) * MAD of immediate prior year)).

4.5.4.	Throughout year-7 through year-10 inclusive (‘Maintenance Phase’, Comverge is required, at a minimum, to maintain ***% of the maximum number of DCUs achieved during the ‘Initial Installation Phase’ of this contract

4.5.4.1.	Comverge is required to maintain ***% of the maximum number of DCUs achieved during the ‘Initial Installation Phase’ at their expense

4.5.4.2.	Failure to exercise all commercially reasonable efforts to maintain and achieve the ***% constitutes non-performance

4.5.5.	Quarters based on calendar quarters

4.5.5.1.	The ‘starling-clock’ for quarters coincides with the Utah Public Service Commission tariff approval for the A/C-DLC Program and includes the ensuing 16-quarters immediately following the eight quarters of the ‘Transition Phase’

4.5.6.	Terms Net 30 (n/30)

4.6.	‘Additional Installations >***MW’–pricing during year-3 and year-4 inclusive

4.6.1.	Additional installations require the agreement of both parties

4.6.2.	The $*** per avoided kW per year for installation >***MW during years three (3) and four (4) remain constant throughout the remainder of the Program’s life cycle

4.6.3.	PP calculated using the same algorithms as that described above.

4.7.	‘Additional Installations >***MW’–pricing during year-5 and year-6 inclusive

4.7.1.	Additional installations require the agreement of both parties

4.7.2.	The $*** per avoided kW per year for installations >***MW during years five (5) and six (6) remain constant throughout the remainder of the Program’s life cycle

4.7.3.	PP calculated using the same algorithms as that described above.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 6

PacificCorp Contract 46-00001018	Final Release

Section III: PacifiCorp customer incentives

1.	PacifiCorp residential customers electing to participate in the Utah Power A/C-DLC Program are compensated by PacifiCorp at the rate of $*** per installed and operationally ready controlled unit for the entire Summer peak period (June, July and August)

2.	PacifiCorp small commercial customers electing to participate in the Utah Power A/C-DLC Program are compensated by PacifiCorp at the rate of $*** per installed and operationally ready controlled unit for the entire Summer peak period (June, July and August)

3.	Qualifying part-term participants are compensated on a pro-rated daily basis based on *** maximum control days during Utah Power summer peak period (June, July, August)

3.1.	In the matter of the amount of the customer inducement, PacifiCorp and Comverge must jointly agree on changes (either upward or downward) in the customer incentive necessary to achieve or maintain targeted participation levels.

4.	PacifiCorp incurs the financial and operational responsibility for issuing credits to the end-use customer’s invoice

5.	For each of the Program years and on or before 5 September for each of the Program years, Comverge provides to PacifiCorp a list of the end-use customer participants and qualifying part-term ‘control period’ participants

5.1.	The list of end-use customers is provided in electronic format

5.1.1.	The format of the electronic file is determined by PacifiCorp’s Account Payable / IT organization(s)

5.2.	PacifiCorp begins to issue credits to end-use customer participants coincident with the issuance of the October cyclical invoicing.

5.2.1.	Credits continue to be issued throughout the October cyclical invoicing period.

5.2.2.	Incentive credits are issued each year throughout the lifecycle of the A/C-DLC Program

5.2.3.	Incentive credits continue to be issued by PacifiCorp throughout October to coincide with the standard October cyclical meter reading and invoicing process.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 7

PacificCorp Contract 46-00001018	Final Release

Section IV: Computational ‘true-up’ or ‘settlement’ methodologies

1.	The settlement process consummates M&V activities[10]. Settlement includes the rules, timetables, processes and penalties associated with Comverge and PacifiCorp ‘truing-up’ (settlement processes) for delivery of avoided kW.

2.	Business rules / processes and associated pseudo code

2.1.	Pseudo code algorithms for the settlement process are provided

2.1.1.	With only minor exception, the first year of the settlement process is iterated in each of the subsequent Program years

2.1.2.	Year-to-year differences are so noted / illustrated in Section VI

3.	Minimum threshold payment

3.1.	In the case of a summer peak condition which fails to reach the minimum threshold to trigger a ‘Control Event’ (e.g., outdoor ambient temperature fails to appropriately stress distribution infrastructure) settlement proceeds in accordance with the following items

3.1.1.	The minimum ambient outdoor temperature for M&V metrics is ***[11]

3.1.1.1.	If the ambient outdoor temperature either fails to meet the minimum threshold of *** or measurements failed to be taken, the immediate previous year measured avoided kW at *** are used for calculation purposes

3.1.1.2.	If, in the Program’s initial year, the ambient outdoor temperature either fails to meet the minimum threshold of ***°F there is NO ‘settlement’ or ‘true-up’ processes.

3.1.1.2.1.	Prior year MAD will continue to be paid until the subsequent year’s avoided kW measurement can be taken and used to settle the initial Program year, any subsequent year(s) and the current Program year.

3.1.2.	Measured avoided kW at *** will be the value that is paid to Comverge for the entire summer peak cooling season

3.2.	The year following the unusually low maximum ambient temperature (ensuing year) will use the ‘year- before’ PP for the avoided kW

3.2.1.	The temperature anomaly is disregarded altogether for PP.

[10]	Reference Exhibit A, Section II Measurement & Valuation

[11]	Ambient Outdoor Temperature is determined by Utah Power's Network Planning Organization, Meteorological Operational Analyses group. Temperature will include data gathered only in the Utah Service Territory which is the target for this Program–'Wasatch Front (Ogden on the North to Orem on the South)

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 8

PacificCorp Contract 46-00001018	Final Release

Section V: Settlement

Difference between PP and actual measurements of avoided kW
Metric

PPTot	= Sum of PP in previous four quarters

MADPmtTot	= As determined by M&V processes[12] and item #3.5.1 in this document

True-upPmt	= PPTot – MADPmtTot

True-up logic Metric

If (True-upPmt = 0) then

No settlement required

If (True-upPmt ≤ 0) then

CVG = (MADPmtTot – PPTot)

Else

PC = (PPTot – MADPmtTot)

Endif

Endif

Where
CVG	= Represents the amount Comverge receives from PacifiCorp
PC	= Represents the amount PacifiCorp receives from Comverge
True-upPmt	= Difference between MADPmtTot and PPTot

[12]	Reference Exhibit A, Section II, Measurement & Valuation

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 9

PacificCorp Contract 46-00001018	Final Release

Section VI: Calculation of Proxy Payments

Metric

PPYr.1	= $*** per DCU per year
PPYr.2	= $*** per DCU per year * MADYr.1
PPYr.3	= $*** per DCU per year * MADYr.2
PPYr.4	= $*** per DCU per year * MADYr.3
PPYr.5	= $*** per DCU per year * MADYr.4
PPYr.6	= $*** per DCU per year * MADYr.5
PPYr.7	= $*** per DCU per year * MADYr.6
PPYr.8	= $*** per DCU per year * MADYr.7
PPYr.9	= $*** per DCU per year * MADYr.8
PPYr.10	= $*** per DCU per year * MADYr.9

Schedule

15 October (annually over the Program’s life cycle); coincides with delivery date for annual report assessing system impacts. Full and complete financial settlement is 30 October throughout each of the Program years.

Note

The above methodology applies to all avoided kW <***MW. Similar processes are executed for avoided kW >***MW with the exception that price remains constant over the remaining life of the contract.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 10

PacificCorp Contract 46-00001018	Final Release

Section VII: Transition & Maintenance Phases–financial calculation methodology

1.	Avoided kW provided by the installation of DCUs are assumed constant beyond the ‘Initial Installation Phase’

1.1.	DCUs (customers) eliminated from the Program are replaced by new DCUs (customers) added to the Program.

1.1.1.	Comverge’s intent and responsibility is to maintain the maximum avoided kW realized during the ‘Initial Installation Phase’ throughout the A/C-DLC Program life cycle.

1.2.	All replacement costs are the responsibility of Comverge

1.2.1.	Replacement costs include but are not limited to the following:

1.2.1.1.	End-use customer marketing

1.2.1.2.	Hardware (DCUs)

1.2.1.3.	Hardware installation, testing and QA

1.2.1.4.	Software support services and maintenance

1.2.1.5.	Infrastructure, addressing and connectivity to meet dispatch rules and requirements

1.2.1.6.	Entry and maintenance of end-use customer data in the CTCdb and customer communications to Program CSRs for troubleshooting / problem resolution

1.3.	The methodology for all payments including settlement processes are identical to that outlined above

1.4.	Measurement of avoided kW (MAD) is identical to that defined throughout all Program years

2.	Decreases in the number of DCUs

2.1.	Instances where the number of DCUs are less than the avoided kW threshold–As a percentage of the maximum achieved during the ‘Initial Installation Phase’:

2.1.1.	Comverge markets and installs additional DCUs to bring the total number of DCUs during the Transition Phase to within ***% of the maximum installations achieved at the conclusion of the ‘Initial Installation Phase’

2.1.2.	Comverge markets and installs additional DCUs to bring the total number of DCUs during the Maintenance Phase to within ***% of the maximum installation achieved at the conclusion of the ‘Initial Installation Phase’.

2.1.3.	Costs for marketing, installing and maintaining the connectivity to newly installed DCUs and for bringing the system within contracted DCU volumes are borne exclusively and entirely by Comverge.

2.1.4.	Electing to not exercise all commercially reasonably efforts to bring the number of DCUs to the avoided kW threshold constitutes non-performance

3.	Increases in the number of DCUs beyond the ***MW threshold

3.1.	PacifiCorp and Comverge must jointly determine and agree to additional capacity beyond ***MW

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 11

PacificCorp Contract 46-00001018	Final Release

Section VIII Installation

1.	PacifiCorp reserves the right to ‘cap’ the maximum number of annual DCU installations to coincide with Attachment A

1.1.	Attachment A contains the installation Performa for the ‘Initial Installation Phase’ of the A/C-DLC Program.

1.2.	It is in PacifiCorp’s interest and intent to aggressively install DCUs sooner rather than later. The A/C-DLC Program Team and the management in the Community & Economic Development organization will exercise all efforts to receive the maximum budget for installations.

2.	PacifiCorp provides Comverge with an annual installation budget

2.1.	Gross budget expenditures will not be less than the attached installation estimates defined in Attachment A

2.2.	The A/C-DLC installation budget is provided by 28 February throughout each of the Program years.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 12

PacificCorp Contract 46-00001018	Final Release

Section IX: Rights to purchase

1.	Effective at the end of the 10-year contract term

1.1.	PacifiCorp retains the right to purchase the entire DCU project including but not limited to

1.1.1.	Hardware

1.1.2.	Software license agreement (PowerCAMP)

1.1.2.1.	Including but not limited to software support services and maintenance

1.1.2.2.	No escalating price increase nor change in fee structure

1.1.3.	Existing sub-contractor contracts

1.1.4.	Dispatch control units

1.1.5.	Purchase price $*** dollars

1.1.5.1.	The $*** purchase price is beyond any and all amounts PacifiCorp may have paid previously for avoided kW.

Exhibit B-Price Schedule	Utah Power A/C-DLC Program	Page 13

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit C

Technology Escrow Agreement

To be finalized by April 15, 2003 as per Contract Master Agreement.

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit D

Software License Agreement

LIMITED USE SOFTWARE

LICENSE AGREEMENT

THIS LIMITED USE SOFTWARE LICENSE AGREEMENT (“SWLA”) is made as of the Effective Date by and between Comverge Technologies, Inc. with offices located at 23 Vreeland Road, Suite 160, Florham Park, NJ 07932-1514 (“Licensor”) and PacifiCorp with facilities located at [825 NE Multnomah, Suite 1700, Portland, Oregon 97232] (“Licensee”).

WITNESETH

WHEREAS, Licensor is a Delaware corporation formed for the purpose of developing and marketing energy management hardware and software solutions including software maintenance and support services to utilities and other commercial and industrial customers; and

WHEREAS, Licensor owns certain Licensed Modules that collectively are marketed under the registered trademark as the PowerCAMP™ System; and

WHEREAS, Licensee is an Oregon corporation and desires to license one or more Licensed Modules.

NOW, THEREFORE, in consideration of the mutual benefits of the covenants and restrictions herein contained, Licensor and Licensee hereby agree as follows:

ARTICLE I: RECITALS AND DEFINITIONS

Section 1.01 — Recitals: The above recitals and identification of parties is true and correct.

Section 1.02 — Definitions: The following definitions shall apply:

(1)	Designated Equipment: The term “Designated Equipment” means the computer equipment specified in Schedule 2 to this SWLA, or in the event that the computer equipment specified in Schedule 2 malfunctions, the back-up computer equipment, and such additional equipment as Licensee may from time to time designate in writing, which such back-up equipment and such additional equipment shall meet the specifications of the equipment specified on Schedule 2

(2)	Designated Site: The term “Designated Site” means the facility specified in Schedule 3 to this SWLA.

(3)	Licensed Modules: The term “Licensed Modules” means (i) all of the software module(s) specified in Schedule 1 to this SWLA, consisting programs containing a series of instructions or statements in machine-readable object code form; (ii) any revisions or updates provided by Licensor to the Licensee, pursuant to this SWLA; and (iii) the Module Documentation as defined herein. It is understood that the Licensed Modules listed on Schedule 1 consist of Licensor’s proprietary software and certain third party software. Third party licensed software is licensed by Licensor to Licensee subject to all of the terms and conditions of the software licensing arrangements between Licensor and the respective third parties.

(4)	Module Documentation: The Term “Module Documentation” means the user manuals, handbooks and other written or electronic materials relating to the Licensed Modules provided by Licensor to the Licensee pursuant to these Terms.

(5)	Use: The term “Use” means copying all or any portion of the Licensed Modules from storage units or media into the Designated Equipment and/or transmitting the Licensed Modules to the Designated Equipment for the purpose of processing the instructions or statements contained in the Licensed Modules. The Licensed Modules may be used by Licensee solely in connection with Licensor’s PowerCAMP® system acquired by Licensee pursuant to this SWLA. It is contemplated that such system shall consist of approximately *** end points plus normal growth in end points between the date of this SWLA and its expiration. Use of the Licensed Modules beyond these parameters shall be subject to the negotiation of additional license and maintenance fees. Licensee understands that the Licensed Modules licensed to it hereunder are limited to use on specific types/models of computer hardware or other such descriptive parameters as more fully set forth in Schedule 2 attached hereto.

1 of 11

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit D

Software License Agreement

(6)	Affiliate: The term “Affiliate” means a company that controls, is controlled by, or is under common control with another company.

(7)	Acceptance Date: The term “Acceptance Date” shall mean the date the License Modules are accepted by Licensee as provided under Section 2.02 of this SWLA.

(8)	Access: The term “Access” and variants thereof shall mean to store data in, retrieve data from or otherwise approach or make use of (directly or indirectly) through electronic means or otherwise the Licensed Modules.

(9)	Termination Notice: The term “Termination Notice” shall mean that written notice sent by one party to this License to the other party to this License seeking to cancel this License because of breach by such other party.

(10)	Defect Notice: The term “Defect Notice” shall mean that certain written notice from Licensee to Licensor identifying discrepancies between the actual performance of the Licensed Modules and the performance of the Licensed Modules represented in the Module Documentation.

(11)	Effective Date: The term “Effective Date” shall mean the date this License is signed by Licensor.

(12)	License Fee: The term “License Fee” shall mean that certain fee charged to Licensee by Licensor for the license granted to Licensee by Licensor under this License.

(13)	License Term: The term “License Term” shall mean a period of time starting with the Effective Date and continuing ten years thereafter.

(14)	Licensee: The term “Licensee” shall mean PacifiCorp.

(15)	Remote Access: The term “Remote Access” shall mean telecommunications Access to the Licensed Modules using any network access.

(16)	Unauthorized Access: The term “Unauthorized Access” shall mean any Access to the Licensed Modules or Module Documentation except as permitted in this SWLA demonstrating the performance, utility and functions of the Licensed Modules, and training employees of Licensee in the use of the Licensed Modules.
(17)	Unauthorized User: The term “Unauthorized User” shall mean any individual who Accesses the Licensed Modules or Module Documentation except for employees authorized by Licensee to Access the Licensed Modules for intended purpose, demonstrating the performance, utility and functions of the Licensed Modules and training employees of Licensee in the use of the Licensed Modules.

(18)	Delivery Date: The term “Delivery Date” shall mean the date on which Licensed Modules are installed and demonstrated to Licensee pursuant to Section 2.02.

ARTICLE II: SCOPE OF LICENSE

Section 2.01 — Grant of License: Subject to the conditions set forth herein, Licensor hereby grants to Licensee, and Licensee accepts from Licensor for the Term of this SWLA, a perpetual, fully paid non-exclusive, non-transferable license to Use the Licensed Modules installed on the Designated Equipment at the Designated Site solely in connection with Licensor’s PowerCAMP™ system.

Section 2.02 — Delivery and Acceptance: Licensor shall assist Licensee in installing the Licensed Modules on the Designated Equipment at the Designated Site. Upon completing installation of the Licensed Modules, Licensor shall demonstrate the Licensed Modules to Licensee. Upon completing demonstration of the Licensed Modules, the Licensed Modules shall be deemed delivered to Licensee. The Licensed Modules shall be deemed accepted by Licensee on delivery.

Upon receiving Defect Notice from Licensee, Licensor shall review the asserted discrepancy to determine if the discrepancy is valid. If, in the reasonable professional judgment of Licensor the discrepancy is valid, Licensor shall correct the discrepancy and resubmit the Licensed Modules for acceptance by Licensee. If, in the reasonable professional judgment of Licensor such discrepancy is not valid, Licensor shall submit to Licensee a written explanation of the reasons why such asserted discrepancy is not valid. The written explanation of Licensor set forth herein shall be deemed accepted by Licensee within ten days after Licensee’s receipt of the written explanation unless Licensor receives from Licensee written notice rejecting such explanation and terminating this SWLA within such ten day period. Upon receipt of Defect Notice from Licensee by Licensor as set forth above, the Licensed Modules shall be deemed accepted by Licensee except as to the discrepancies specified in the Defect Notice.

Section 2.03 — Rick of Loss: Licensee assumes risk of loss to the Licensed Modules as of the Delivery Date.

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Exhibit D

Software License Agreement

Section 2.04 — Use Restrictions: Except as permitted pursuant this SWLA, Licensee hereby understands and agrees that (i) Licensee may make one (1) object code copy of the Licensed Modules in machine readable form (an “Archival Copy”), provided that such Archival Copy is made for archival purposes only, contains a label setting forth Licensor’s restrictive and proprietary notices as they appear on the copy of the Licensed Modules delivered to Licensee hereunder, and is stored at the Designated Site; (ii) Licensee shall have no right to copy the Licensed Modules except as permitted under this SWLA; (iii) in no event may Licensee physically duplicate the Module Documentation, in whole or in part; (iv) Licensee may not modify the Licensed Modules or merge the same into software that is not provided by Licensor without the prior written consent of Licensor; (v) Licensee will use its best efforts to prevent Unauthorized Use or Unauthorized Access to Licensed Modules, and (vi) upon termination of this SWLA or any license granted hereunder, Licensee shall promptly remove the Licensed Modules or any resulting merger software and Licensee shall have no right thereafter to use the Licensed Modules or any portion thereof.

Section 2.05 — Development Use: Notwithstanding anything to the contrary contained herein, Licensee shall have the right to create a non-production operating environment solely for the purpose of testing and development of the Licensed Modules. Such non-production operating environment shall support bug investigation and resolution along with the testing of the Licensed Modules.

Section 2.06 — Protection of Licensed Modules: Except as permitted pursuant to this SWLA, Licensee hereby acknowledges and agrees that: (i) the Licensed Modules and all copies thereof are Licensor’s exclusive property and constitute a valuable TRADE SECRET of Licensor, and Licensee may not disclose or make available to third parties the Licensed Modules or any portion thereof without Licensor’s prior written consent; (ii) Licensee shall hold the Licensed Modules including, without limitation, any methods or concepts utilized therein, in strict confidence for the sole benefit of Licensor; (iii) Licensee shall not provide or make the Licensed Modules available to any person except for its employees; (iv) Licensee shall only provide or make the Licensed Modules available to its employees on a `need to know’ basis; authorization codes, lockout software or other security (v) Licensee shall not reproduce, copy or modify the Licensed Modules in whole or in part, except as authorized by Licensor in writing; (vi) Licensee shall not attempt to reverse engineer, decompile or disassemble or otherwise attempt to derive the source code for the operation of the Licensed Modules, or to decode, de-encrypt, decrypt or engineer around any measures contained in the Licensed Modules; (vii) Licensee shall not alter in any way the database schema without the expressed written consent of licensor; (viii) Licensee shall issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Licensee’s obligations under this Section 2.04; and (ix) upon any termination or cancellation of any license granted hereunder, Licensee shall forthwith return to Licensor, or with Licensor’s written consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system and/or documentation or other material including, but not limited to, all printed material furnished by Licensor to Licensee.

Section 2.07 — Consultants: Licensee may not disclose the Licensed Modules and Module Documentation to any third party, including consultants of Licensee, except upon (i) the prior written consent of Licensor, and (ii) .delivery to Licensor of a confidentiality agreement, in form and content acceptable to Licensor (as determined in Licensor’s sole discretion), executed by such third party.

Section 2.08 — Temporary Use: Any license granted under this SWLA for the Designated Equipment may be temporarily transferred to back-up computer equipment if the Designated Equipment is inoperative due to malfunction, or during the performance of preventive maintenance, engineering changes or changes in features or model, until the Designated Equipment is restored to operative status and processing of the data already entered into the back-up computer is completed; provided, that Licensee provides Licensor with prior written notice setting forth the model number, serial number and locations of the back up computer equipment.

Section 2.09 —Transfer to New Computer or New Site: In the event Licensee desires to transfer the operation of the Licensed Modules to a computer at the Designated Site other than the Designated Equipment, or to a new site other than that designated in this SWLA, Licensee shall provide Licensor with prior written notice (i) in the case of an intended transfer to a computer other than the Designated Equipment, setting forth the model number, serial number and locations of the back up computer equipment and certifying that the computer meets the specifications set forth for hardware on Schedule 2 and (ii) in the case of and intended transfer of the Designated equipment to a new site, setting forth the physical address of such site which site shall be designated the new Designated Site.

Section 2.10 — Designated Site Only: Licensee shall use the Licensed Modules only on the Designated Equipment and only at the Designated Site. Excepting Access by Licensor, Licensee shall prevent Remote Access.

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Exhibit D

Software License Agreement

Section 2.11 — Source Code: Licensor shall maintain a copy of the source code for the Licensed Modules with a third party as provided under the terms of that certain Technology Escrow Agreement between the parties hereto of even date herewith.

Section 2.12 — Demonstrations: Licensee shall allow Licensor scheduled Access to the Designated Equipment, Licensed Modules and personnel of Licensee for the purpose of demonstrating the performance, functions, utility and features of the Licensed Modules to potential customers of Licensor Such demonstrations shall be scheduled at least twenty-four hours in advance. Such demonstrations shall not last more than two hours and shall be conducted only during the hours of 9:00 am. to 4:00 p.m. Monday through Friday (excluding holidays). Such demonstrations shall be conducted by Licensee personnel under the direction of Licensor.

ARTICLE III: PAYMENT

Section 3.01 — Initial License Fee: Licensee fees are included in PacifiCorp capacity charge payments as detailed in Exhibit B of PacifiCorp Contract 46 00001018.

Section 3.02 — Taxes: Licensee shall pay any and all applicable taxes applicable to the License Fee.

ARTICLE IV: SOFTWARE SUPPORT SERVICES AND MAINTENANCE

Section 4.01 — Provision of Support Services: Licensor shall provide support services for the Licensed Modules, in the manner and on the terms and conditions set forth in the Software Support Services and Maintenance Agreement attached hereto as Exhibit A.

Section 4.07—Provision for Software Maintenance: Licensor shall provide software maintenance for the Licensed Modules, in the manner and on the terms and conditions set forth in the Software Support Services and Maintenance Agreement attached hereto as Exhibit A.

ARTICLE V -TERM; TERMINATION

Section 5.01 — Termination Limitations: This License may only be terminated as provided under this Article V.

Section 5.02 — Term: This License shall be valid for the License Term except as extended hereunder.

Section 5.03 — Termination by Licensor: Licensor may terminate this SWLA and any license granted to Licensee hereunder if. (i) Licensee commits a breach of any of the provisions set forth in Article II or Article VII of this SWLA; (ii) Licensee is in default of any other provision of this SWLA and such default is not cured within ten (10) days after Licensor gives Licensee written notice thereof; or (iii) Licensee becomes insolvent or seeks protection, voluntarily or involuntarily, under any bankruptcy law. In the event of any termination of this SWLA or any license granted to Licensee hereunder, Licensor may: (i) declare all amounts owed to Licensor hereunder or otherwise to be immediately due and payable; (ii) require that Licensee cease any further Use of the Licensed Modules or any portion thereof and immediately return the same and all copies thereof, in whole or in part, to Licensor; and (iii) cease performance of all of Licensor’s obligations hereunder without liability to Licensee. Licensor’s foregoing rights and remedies shall be cumulative and in addition to all other rights and remedies available to Licensor in law and in equity.

Section 5.04 — Destruction of Licensed Modules upon Termination: Upon termination of this License, Licensee shall destroy all Licensed Modules and Module Documentation provided to Licensee by Licensor pursuant to this License and shall provide Licensor with a certificate of compliance with this Section 5.04 signed by an authorized representative of Licensee.

ARTICLE VI: WARRANTY; LIMITATION OF LIABILITY; DISCLAIMER OF PROPERTY RIGHTS INDEMNITY

Section 6.01 — Scope of Warranty: Licensor warrants to Licensee that for a period ten years following the date the Delivery Date (the “Warranty Period”) the Licensed Modules will substantially conform to the functionality described in the Module Documentation; provided, however, Licensor is in no way warranting that the operation of the Licensed Modules will be uninterrupted or error free (the “Licensed Modules Warranty”). During the Warranty Period, Licensor shall provide Licensee with Support Services at no cost in the manner and on the terms and conditions set forth in Section 4.01 and the Support Services Agreement attached hereto as Exhibit A.

Section 6.02 —Warranty Conditions: Licensor’s obligation to remedy a claimed breach of the Licensed Modules Warranty shall be conditioned upon the receipt by the Licensor, during the Warranty Period, of a written notice from Licensee stating (i) with reasonable particularity, the claimed Licensed Module failure; (ii) that the Licensed Module has not been altered or repaired by any party other than Licensor (unless such repair or alteration was authorized in writing by Licensor); (iii) Licensed Module failures or installation compliance problems, as applicable,

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Exhibit D

Software License Agreement

are not the result of the use of hardware and/or software that is incompatible with the Licensed Modules or a result of improper use, mishandling, abuse, improper installation or improper operation; (iv) that the Licensed Modules have not been damaged by fire, explosion, power failure, act of God or any other cause whatsoever not directly attributable to Licensor; (v) Licensee has paid Licensor all amounts due and owing to Licensor hereunder or under any other agreement between Licensor and Licensee; and (vi) Licensee has paid Licensor all License Fees due and owing under this SWLA.

Section 6.03 — Sole Remedy for Breach of Warranty: Subject to the conditions set forth in Section 6.02 above, if Licensee notifies Licensor during the Warranty Period that it believes that the Licensed Modules do not materially conform to the published Module Documentation, then following Licensor’s determination that a material nonconformance exists, Licensor will, at its sole option, either repair or replace the nonconforming Licensed Modules. The methods, techniques and timeframe for repairing or replacing nonconforming Licensed Modules will be at the sole discretion of Licensor. If a refund is made, Licensee will deliver the Licensed Modules and the Module Documentation to Licensor, including all media containing the original Licensed Modules and all related Module Documentation and certify to Licensor that Licensee has erased or destroyed all back-up copies. The provisions of this Section 6.03 constitute Licensee’s sole and exclusive remedy in the event the Licensed Modules fail to conform to the provisions of the Licensed Modules Warranty.

Section 6.04 — DISCLAIMER OF ANY OTHER WARRANTY: THE LIMITED WARRANTY SET FORTH IN SECTION 5.01 IS IN LIEU OF ALL OTHER WARRANTIES WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND LICENSEE SHALL BE SOLELY RESPONSIBLE FOR THE SELECTION, USE, SUFFICIENCY AND SUITABILITY OF THE LICENSED MODULES AND LICENSOR SHALL HAVE NO LIABILITY THEREFOR. OTHER THAN THE WARRANTY SET FORTH IN SECTION 10.1 THE LICENSED MODULES ARE PROVIDED BY LICENSOR “AS IS” AND WITHOUT WARRANTY OF ANY KIND OR NATURE. THIS LIMITATION OF WARRANTY WAS A MATERIAL FACTOR IN THE ESTABLISHMENT OF THE LICENSE FEE. THE FOREGOING WARRANTY ARE IN LIEU OF ALL OTHER WARRANTIES EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES OF MERCHANTABILITY.

Section 6.05 — LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IN NO EVENT WILL LICENSOR OR LICENSOR’S SUPPLIERS, IF ANY, BE LIABLE TO OR THROUGH LICENSEE FOR: (i) ANY INDIRECT, SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST SAVING, OR INTERRUPTION OF BUSINESS, SUFFERED BY LICENSEE FOR ANY REASON; (ii) ANY DAMAGES SUFFERED BY LICENSEE AS A DIRECT OR INDIRECT RESULT OF OR RELATED TO ANY FAILURE OF THE LICENSED MODULES, INCLUDING BUT NOT LIMITED, TO THE LOSS OF DATA, OR DELAY OF THE LICENSOR IN THE DELIVERY OF THE LICENSED MODULES OR LICENSOR’S FAILURE TO LIVE UP TO LICENSOR’S OBLIGATIONS HEREUNDER; AND (iii) ANY CLAIM AGAINST LICENSEE BY ANY THIRD PARTY FOR DAMAGES OF ANY KIND, EXCEPT FOR THE INDEMNITY CLAIMS, ANY OR ALL OF WHICH ARISE FROM OR IN CONNECTION WITH THE DELIVERY, INSTALLATION, USE AND PERFORMANCE OF THE LICENSED MODULES, AND EVEN IF THE LICENSOR OR LICENSOR’S SUPPLIERS, IF ANY, HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS.

LICENSEE ACKNOWLEDGES THAT THE FOREGOING LIMITATION OF LIABILITY MEETS THE ESSENTIAL PURPOSE OF THESE TERMS AND WAS A MATERIAL FACTOR IN THE ESTABLISHMENT OF THE AMOUNT OF THE LICENSEE FEE. LICENSEE EXPRESSLY AGREES THAT LICENSOR’S LIABILITY TO LICENSEE HEREUNDER, WHETHER ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY IN TORT, OR ANY OTHER LEGAL THEORY SHALL NOT EXCEED THE LICENSE FEES PAID BY LICENSEE TO LICENSOR HEREUNDER.

Section 5.06 — DISCLAIMER OF PROPERTY RIGHTS INDEMNITY: LICENSOR SHALL HAVE NO LIABILITY TO LICENSEE IN CONNECTION WITH CLAIMS AGAINST THE LICENSEE FOR THE INFRINGEMENT OF PROPRIETARY RIGHTS BY THE LICENSED MODULES OR ANY PORTION THEREOF AND NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS A

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Exhibit D

Software License Agreement

WARRANTY, GUARANTEE, OR REPRESENTATION BY LICENSOR THAT THE LICENSED MODULES ARE FREE OR WILL BE FREE FROM INFRINGEMENT OF UNITED STATES OR OTHER PATENTS OR COPYRIGHTS OR THE INTELLECTUAL PROPERTY RIGHTS OF ANY PARTIES.

ARTICLE VII: INTELLECTUAL PROPERTY

Section 7.01 — Ownership and Title: Licensee acknowledges and agrees that Licensor owns all proprietary rights, including patent, copyright, trade secret, trademark and other such proprietary rights, in and to the Module Documentation and the Licensed Modules and any corrections, remedial modifications, maintenance upgrades, updates or the other modifications, including custom modifications to the Licensed Modules whether made by Licensor, Licensee or any third party.

Section 7.02 — Confidentiality: Licensee hereby acknowledges and agrees that the Licensed Modules contain proprietary information, including trade secrets, how-how and confidential information (the “Confidential Information”) belonging to Licensor. The Licensee further acknowledges and agrees that the Confidential Information is the exclusive property of Licensor and is of critical importance to the Licensor and that any use or disclosure of the Confidential Information in violation of this Section 7.02 may seriously and irreparably impair and damage Licensor’s business. Therefore, the Licensee hereby agrees that, during the Term of this SWLA and at all times thereafter, Licensee and its employees and agents shall maintain the confidentiality of the Confidential Information, and Licensee shall not sell, license, publish, display, distribute, disclose or otherwise make the Confidential Information available to any third party nor use the Confidential information except to the extent and in the manner as may be authorized hereunder. Notwithstanding the foregoing, Licensee hereby agrees that Licensee shall not disclose any Confidential Information related to the Licensed Modules or Module Documentation including, but not limited to, any flow charts, logic diagrams, user manuals or display screens, to any person except its employees on a “need to know basis,” without the prior written consent of Licensor.

Section 7.03 — Restrictions on Transfer: In no event shall Licensee sell, assign, license, sublicense, publish, display, distribute or otherwise transfer the Licensed Modules or any copy thereof, in whole or in part, to any third party or affiliate of Licensee, or as part of the sale of any portion of, its business or pursuant to any merger, sale of voting securities, consolidation or reorganization, without the Licensor’s prior written approval.

Section 7.04 — Continuation: The terms and provisions of this Article VII shall survive termination of this License.

ARTICLE VIII: MISCELLANEOUS

Section 8.01 — Assignment: All assignments of rights under this License by Licensee without the prior written consent of Licensor shall be void.

Section 8.02 — Entire License: Excepting the Software Support Services and Maintenance Agreement between Licensor as Vendor and Licensee as Customer and the Technology Escrow Agreement between the parties hereto, this License contains the entire understanding of the parties and supersedes previous verbal and written agreements between the parties concerning licensing of the Licensed Modules.

Section 8.03 — Equitable Remedies: The parties hereby acknowledge that damages at law may be an inadequate remedy. Therefore, Licensee shall have the right of specific performance, injunction or other equitable remedy in the event of a breach of this License by Licensor.

Section 8.04 Amendments and Modification: Waivers, alterations, modifications or amendments of a provision of this License shall not be binding unless such waiver, alteration, modification or amendment is in writing and signed by an authorized representative of both parties.

Section 8.05 — Severability: If a provision of this License is rendered invalid, the remaining provisions shall remain in full force and effect.

Section 8.06 — Captions: The headings and captions of this License are inserted for reference convenience and do not define, limit or describe the scope or intent of this License or any particular section, paragraph, or provision.

Section 8.07 – Counterparts: This License may be executed in multiple counterparts, each of which shall be an original, but which together shall constitute one and the same instrument.

Section 8.08 — Governing Law: This License is governed by the laws of the New Jersey and the United States of America.

Section 8.09: Notices shall be in writing and shall be deemed delivered in person when delivered by courier or mailed postage prepaid by Certified or Registered Mail — Return Receipt Requested — to the person and address designated below. Notice shall be deemed given on the date of receipt — as evidenced in the case of Certified or Registered Mail by Return Receipt.

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Exhibit D

Software License Agreement

Licensor	Address
Comverge Technologies, Inc.	23 Vreeland Road
Attn: Nathan Weldler	Florham Park, NJ 07932-1514

Licensee	Address
PacifiCorp	825 NE Multnomah,
Attn: Bill Marek	Suite 1700
Portland, Oregon 97232

Section 8.10 — Pronoun-/Gender: Pronouns shall refer to the masculine, feminine, neuter, singular or plural as the context shall require.

Section 8.11 — Bankruptcy: If either party must institute, defend, appear or attend a bankruptcy proceeding as a result of the filing of bankruptcy by the other party, fees and expenses shall be born by the filing party. If either party has a bankruptcy proceeding filed against it, the other party shall recover attorney fees, expert witness fees, and other costs incurred by such other party in connection with the bankruptcy proceeding, hearing or trial.

Section 8.12 — Waiver: Waiver of breach of this License shall not constitute waiver of another breach. Failing to enforce a provision of this License shall not constitute a waiver or create an estoppel from enforcing such provision.

Section 8.13 — Relationship of the Parties: It is agreed that the relationship of the parties is primarily that of Licensee and Licensor. Nothing herein shall be construed as creating partnership, employment relationship, or agency relationship between the parties, or as authorizing either party to act as agent for the other. Each party maintains its separate identity.

Section 8.14 — Dispute Resolution: In the event of a dispute arising under this SWLA, the parties shall work together in good faith to resolve such dispute. If the parties are unable to resolve such dispute between themselves within ten business days of receipt of notification by one party to the other of the existence of such dispute, they shall immediately refer such matter to their internal management for resolution. If the management of the parties is unable to resolve the dispute within twenty business days after the matter is brought to their level for review (the “Review Period”), they shall, in good faith, attempt to agree on an alternative dispute resolution. If the parties fail to agree on an alternative dispute resolution process within ten business days after the Review Period, the party seeking redress shall have the right to bring a claim or action to seek any redress available at law or in equity. Each party shall pay its own attorneys’ fees, costs and expenses, except that if the prevailing party is required to initiate proceedings to enforce the award or confirm judgment, the prevailing party shall be entitled to recover its attorneys’ fees, costs and expenses associated with such action. Notwithstanding the dispute procedure provided in this Article, the parties shall have no obligation to use such dispute resolution process where the dispute involves a breach or threatened breach of any provisions of Section 2.07, Section 7.02 or Section 7.03, and may seek immediate redress in court as provided above.

Section 8.15 — Assurances: Each party hereby represents and warrants that all representations, warranties, recitals, statements and information provided to each other under this License are true, correct and accurate as of the date of this License to the best of their knowledge.

Section 8.16 — Corporate Authority: Each party represents and warrants that its execution of this SWLA and its undertaking of the obligations hereunder have been duly authorized by all necessary corporate action and shall constitute valid and binding obligations as to such party, enforceable in accordance with their terms, and further that the representatives of the parties executing these Terms have full authority to bind such parties, and that the joinder of no person or entity, other than those set forth herein, will be necessary to create a binding obligation upon the parties pursuant to these Terms.

IN WITNESS WHEREOF, this License has been executed as of the date first written above.

WITNESS:	LICENSOR: CONVERGE TECHNOLOGIES, INC.

___________________________	BY:	/s/ Frank A. Magnotti

Date: 3/26/03

LICENSEE: PacifiCorp

BY:
Signature/Title Licensee

Date:

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Exhibit D

Software License Agreement

SCHEDULE 1

LICENSED MODULE DESCRIPTION

The term “Licensed Modules” shall mean:

[Name of Licensor]		[Name of Licensee]

By:	/s/ Frank A. Magnotti, President	By:
	[Signature/Title Licensor]		[Signature/Title Licensee]

Address: [Address of Licensor]			Address: [Address of Licensee]

8

PacifiCorp

Utah Air Conditioning Load Control Services

PacifiCorp Contract 46-00001018

Exhibit D

Software License Agreement

SCHEDULE 2

DESIGNATED EQUIPMENT DESCRIPTION

The Term “Designated Equipment” shall mean the following Computer Hardware and peripheral equipment:

[Name of Licensor] Frank A. Magnotti		[Name of Licensee] A. Richard Walje

By:	/s/ Frank A. Magnotti	By:	/s/ A. Richard Walje
	[Signature/Title Licensor]		[Signature/Title Licensee]

Address: [Address of Licensor]			Address: [Address of Licensee]

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PacifiCorp

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PacifiCorp Contract 46-00001018

Exhibit D

Software License Agreement

SCHEDULE 3

DESIGNATED SITE DESCRIPTION

The Term “Designated Site” shall mean the following designated sites:

[Name of Licensor] Frank A. Magnotti		[Name of Licensee]

By:	/s/ Frank A. Magnotti, President	By
	[Signature/Title Licensor]		[Signature/Title Licensee]

Address: [Address of Licensor]			Address: [Address of Licensee]

10

Contract 4600001018

PacifiCorp

CHANGE ORDER

Contractor: Comverge Technologies, Inc.	Change Order No: 1

Contract No: 4600001018	Date: April 23, 2003

Date of Contract: March 26, 2003

This Change Order is issued to modify the Contract as follows:

1.	Extend the initial term of Contract through August 31, 2013.

Except as provided herein, all other terms of the Contract remains in full force and effect.

COMVERGE TECHNOLOGIES, INC.		PACIFICORP

By	/s/ Joseph Esteves	By	/s/ Doug Jensen
	Authorized Signature		Authorized Signature

	Joseph Esteves		Doug Jensen
	Name		Name

	Executive VP		Sourcing Manager
	Title		Title

	5/7/03		5/9/07
	Date		Date

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 1 of 20

Contract 4600001018

PacifiCorp

CHANGE ORDER

Contractor: Comverge Technologies, Inc.	Change Order No: 2

Contract No: 4600001018	Date: May 7, 2003

Date of Contract: March 26, 2003

This Change Order is issued to modify the Contract as follows:

1.	Contractor’s name shall be changed from Comverge Technologies, Inc. to Comverge, Inc.

Except as provided herein, all other terms of the Contract remains in full force and effect.

COMVERGE, INC.		PACIFICORP

By	/s/ Joseph Esteves	By	/s/ Doug Jensen
	Authorized Signature		Authorized Signature

	Joseph Esteves		Doug Jensen
	Name		Name

	Executive VP		Sourcing Manager
	Title		Title

	5/7/03		5/9/03
	Date		Date

Exhibit A-Work Scope	Utah Power A/C-DLC Program	Page 2 of 20

PacifiCorp CHANGE ORDER

Contractor: Comverge Technologies, Inc.	Change Order No: 3

Contract No: 4600001018	Date: April 16, 2004

Date of Contract: March 26, 2003

This Change Order is issued to modify the Contract as follows:

1.	Company developed a software system (working name “CalcEngine”) “System” for use in M&V evaluation and settlement calculations in conjunction with Company’s ‘Cool Keeper’ Program.

2.	Company shall sell to Contractor full ownership in the System for fifty percent (50%) of the direct costs incurred in the System development as it relates to the Cool Keeper initiative only.

3.	Both parties agree to keep the version of the System that both parties jointly use up to date. If either party modifies the Cool Keeper CalcEngine portion of the System, they shall provide the other Party the updated version.

4.	Company retains the right to access the System for its own internal use, but shall not commercially resell or relicense the System to another party. Company shall have the ability to use or modify the System for other Company programs (or their affiliates), but they do not expect reimbursement from Contractor for such modification.

5.	Contractor (or their affiliates) retains the right to use the System for other customers or projects, but Contractor shall not be obligated to reimburse Company for such modifications. Contractor shall have the right to sell or license the System to other parties.

6.	Company shall keep the System program and its source codes confidential, except where necessary to use for other programs to explain settlement methodology. Company shall have the right to share the System and software with appropriate third parties including applicable regulatory agencies.

7.	If required by both parties, costs for software documentation and validation by a third party shall be shared with each party responsible for fifty percent (50%) of the direct costs.

Except	as provided herein, all other terms of the Contract remains in full force and effect.

COMVERGE TECHNOLOGIES, INC.		PACIFICORP

By	/s/ Frank J. Evans	By	/s/ Doug Jensen
	Authorized Signature		Authorized Signature

	Frank J. Evans		Doug Jensen
	Name		Name

	Director of Programs		Servicing Manager
	Title		Title

	4-20-04		4-21-04
	Date		Date